Exhibit 10.42
TRANSFER AGREEMENT
This Agreement (hereinafter “Agreement”) relating to transfer of a rental lease and inventory has been reached between Sony Ericsson Mobile Communications AB, company ID number 556615-6658, Nya Vattentornet, 221 88 Lund (hereinafter “SEMC”) and QlikTech International AB, company ID number 556472-2691, Science Park Ideon, 223 70 Lund (hereinafter “QlikTech”).
1. Background
SEMC is currently renting premises and parking spaces on the property Forskaren 3, Houses 1 and 2, in Lund from Fastighets AB Remulus Lund 3 (hereinafter “Property Owner”). SEMC is hereby transferring existing rental leases and agreed assets as per the following to QlikTech on condition that the property owner gives its approval (see item 7).
2. Rental leases
Rental leases between the Property Owner and SEMC numbered 6710-101,1 (Attachment 1) and 6711-101,1 (Attachment 2) with concomitant supplemental agreement number 1 (Attachment 3) (collectively “Rental Leases”) relate to SEMC’s rental of office premises totaling 11,253 square meters as well as parking spaces on the property Forskaren 3, Houses 1 and 2, with address Scheelevägen in Lund. The Rental Leases run up through October 31, 2013 and October 31, 2016, respectively.
3. Transfer of Rental Leases and access to the property
The Rental Agreements are hereby transferred in their entirety from SEMC to QlikTech and shall apply as of January 1, 2011.
QlikTech hereby takes over the premises with access to the premises including the parking spaces as of January 1, 2011.
Access to rooms for the TelePresence system on level 1, House 2, shall occur as of April 1, 2011. During that period of time SEMC shall be entitled at no charge to make use of said premises. SEMC owns the TelePresence equipment and furniture in that room. Upon vacating, SEMC shall take the equipment and furniture with it. SEMC shall upon vacating restore the premises to an acceptable condition.
4. Inventories
Audio-visual equipment, furniture, curtains, plants, central kitchen equipment, security infrastructure and wiring for telephones and data communications are SEMC’s property and shall be transferred to QlikTech in condition “as is” in accordance with the inventory list (Attachment 4). All inventories transferred to QlikTech under this Agreement are, according to SEMC, functioning. The inventories shall be taken over at the same time as QlikTech moves into the premises.
For the sake of clarification, other inventories not included in Attachment 4 shall remain SEMC’s property. SEMC shall have removed its property from the premises as of December 31, 2010 at the latest. Equipment and furniture in rooms for the TelePresence system on level 1, House 2, shall be removed by SEMC by March 31, 2011 at the latest.
For the inventories as per Attachment 4 QlikTech shall pay SEMC SEK 7,250,000 exclusive of value-added tax.
Payment for inventories according to attachment 4 shall be executed by set-off against rent compensation according to item 7.

1

5. Rent compensation
Rent and other conditions shall emerge from the Rental Leases.
In order to compensate QlikTech for full takeover from the date of access SEMC shall pay QlikTech SEK 26 million (exclusive of value-added tax).
SEK 6 million (exclusive of value-added tax) of the rent compensation shall relate to compensation for QlikTech liquidating its current rental commitments.
Payment for rent compensation shall in part be executed by set-off against payment for inventories in accordance with item 4. Payment of the net amount, SEK 18,750,000 (exclusive of value-added tax) shall occur in return for an invoice made out to QlikTech and due for payment on July 1, 2011.
6. Payment terms
Invoices issued under this Agreement shall be paid by 30 days from their date of issuance but at the latest in accordance with the agreed due date.
7. Approval by the Property Owner
This Agreement is contingent upon the Property Owner approving transfer of the Rental Leases.
SEMC shall as soon as possible after the signing of this Agreement serve the Property Owner with a request for consent to SEMC’s transfer of the Rental Leases to QlikTech in accordance with chapter 12, section 32 of the Code of Land Laws.
Should the Property Owner fail to approve transfer of the Rental Leases by December 28, 2010 then this Agreement shall lapse without entitlement to compensation for either of the Parties.
8. Liability
By transferring the Rental Leases SEMC shall be free of any liability connected with use of the rented premises and the parking spaces during the period starting with the access date.
SEMC shall guarantee that SEMC has fulfilled all of its commitments under the Rental Leases relating to the period prior to QlikTech’s access to the premises. SEMC shall hold QlikTech harmless from obligations that QlikTech may be obliged to fulfill in its capacity as new tenant but which relate to the period prior to QlikTech’s access to the premises.
In order to avoid misunderstandings, it may be mentioned that SEMC shall also hold QlikTech harmless for any eventual obligation to compensate the Property Owner for repayment of value-added tax, increases in cost, etc in accordance with the provisions on value-added tax in the Rental Leases to the extent such a repayment obligation or increases in cost, etc are due to SEMC’s actions or omissions for the period of time prior to QlikTech’s access to the premises.
SEMC shall guarantee that QlikTech can as of January 1, 2011 make use of all surface areas except for the TelePresence system (see item 3) according to the Rental Leases and that SEMC has therefore not sublet any part of the premises.

2(3)

9. Inspection upon vacating
The Parties shall together with the Property Owner, and at SEMC’s expense, carry out vacating inspection prior to January 1, 2011. SEMC shall as soon as possible after inspection and prior to access remedy all flaws that have occurred. SEMC shall also be responsible for any eventual restoration costs that the Property Owner is entitled to present for any conversions carried out by SEMC or any contractor engaged by SEMC. Remedying of flaws according to the above shall be carried out in such a manner so as not to disturb QlikTech’s operations on the premises.
In the event that the Property Owner presents demands for restoration of the premises that SEMC is liable for according to the above, SEMC shall be entitled to negotiate all such demands with the Property Owner regardless of the fact that the Rental Leases have been transferred to QlikTech.
10. Insurance
SEMC shall be responsible for SEMC having the required insurance cover relating to SEMC’s liability as a tenant and in relation to the inventories.
11. Amendments
Any eventual amendments or supplements to this Agreement must occur in written form and be signed by both Parties in order to be binding on the Parties.
12. Notifications
Notifications in accordance with this Agreement shall be sent to the following addresses:
SEMC:
The address as above and to the attention of Global Real Estate and Facilities with a copy to the Legal Department.
QlikTech:
The address as above and to the attention of Jonas Nachmanson with a copy to the Legal Department.
13. Complete regulation of the matter
This Agreement with the attachments indicated herein shall constitute the Parties’ complete regulation of the matter of transfer of the Rental Leases and the inventories. All written or verbal commitments and undertakings preceding the Agreement shall be replaced by this Agreement with its attachments.

3(3)

14. Disputes
Swedish law shall be applicable to this Agreement.
Disputes in connection with this Agreement’s generation, application or interpretation and legal conditions derived therefrom shall be adjudicated by arbitration judgment in accordance with the rules of the Stockholm Chamber of Commerce’s Arbitration Institute.
The arbitration panel shall consist of three arbitrators. The arbitration proceedings shall be held in Lund.
Lund, December 1, 2010

Sony Ericsson Mobile Communications AB	QlikTech International AB

[signature: illegible]	[signature: illegible]

Jesper Svensson	Jonas Nachmanson

4(3)

Lease Contract For Locale	Page 1 of 4 Number: 6710-101.1

The undersigned has on this day affirmed the following rental contract:	A checked box means that the text following applies.

Lessor	Fastighets AB Remulus Lund 3								Person Nr./ Org. Nr.: 556686-2404

Lessee	Sony Ericsson Mobile Communication AB								Person Nr./ Org. Nr.: 556615 - 6658

Locale Address, etc.	Municipality: Lund					Property designation: Forskaren 3

	Street: Scheelevagen				223 63		LUND		Floor/house:		Apartment number:

	Mailing address: Nya Vattentornet						221 88		LUND

Locale’s condition and use	The locale with the associated fixtures is offered, if nothing else is indicated, in condition for immediate use as: Office, Research & Development

Locale size and extent	Retail area I		Office area I			Inventory Area			Other Area
	plan:	m2 ca	plan: 1 - 4	m2 ca 5 069		plan:	m2 ca.		Plan:		m2 ca
Indicated area:
		☐ has		☑ has not at the contracts’ signing been measured in common.

If the area described in the contract differs from the measured area, the difference does not entitle the Lessee to a refund or the Lessor to higher rent.

☑ The extent of the rented locale has been included in the attached drawing: | Appendix 4

	☐ auto access for loading and unloading		☑ place for sign			☐ place for display cabinet/ vending machine		☑ parking places for 108 autos		☐ garage spaces for autos	☐

								appendix		appendix

Furnishings, etc.	The locale is provided								| Appendix
☑ without furnishings for workplace ☐ with furnishings for workplace as detailed in appendix

With lease termination shall the lessee, provided no other agreement is found, remove furnishings belonging to him, and return the locale to acceptable condition.

The parties are agreed that on the last day of the rental period, the parties will together conduct an inspection of the locations.

If, as a result of the lessee’s activity — whether or not the Lessor has given permission or not — the locale contains material that is not governed by an agreement with the Lessor, the Lessee shall remove the material or compensate the Lessor the costs of removal and any costs associated with disposal, including transport, landfill fees or other similar costs.

Connections for telephone	☑ The Lessee shall bear costs for installation of wiring and connections for telephone from the local phone provider to the location within the rental property that the Lessee and Lessor mutually determine.

☐ The Lessor shall bear the corresponding costs for installation of wiring and connections to the location. Wiring within the locale will ordered and paid for by the Lessee, in accordance with the requirements of the Lessor.

Connections for data communications	☑ The Lessee shall bear costs for installation of wiring and connections for data communications from the local provider to the location within the rental property that the Lessee and Lessor mutually determine.

☐ The Lessor shall bear the corresponding costs for installation of wiring and connections to the location. Wiring within the locale will ordered and paid for by the Lessee, in accordance with the requirements of the Lessor.

Lease period	From and including 01 May 2009 to: 31 October 2013

Cancellation period / renewal period	Cancellation of this contract requires written notification at least 12 months before the end of the rental period Otherwise, the contract will renew for an additional 3 year period each time

Heat and hot water	Heat for this location is the responsibility of ☑ Lessor ☐ Lessee

Hot water is provided ☑ the entire year ☐ not at all ☐
Clarification
Note that in some cases, in addition to a check in a box, it may be necessary to add an appendix to the agreement in order for the stipulations in the appendix to apply. This applies, for example, with index clauses, clauses about property tax, and the right of the Lessee to a reduction in rent in the case of ordinary maintenance. Refer to the Instructions issued by the organizations.
Sweden’s Properties form number 12B, prepared in 1998 in cooperation with the Swedish Retail and Sweden’s Hotel and Restaurant Association.
Reproduction is forbidden.

Sign.	Sign.

Lease Contract For Locale	Page 2 of 4 Number: 6710-101.1

The undersigned has on this day affirmed the following rental contract:	A checked box means that the text following applies.

Rent		Crowns: (nine million three hundred ninety six thousand six hundred) 9 396 600:- ☐ total rent ☑ rent excluding additional costs marked below

	Index Clause	☑ Modification of the above rent shall occur in accordance with the attached index clause | Apendix 2

	Cost for Heat and Hot Water.	☑ Fuel/Heat supplement shall be added in accordance with the attached clause | Appendix 2

	Costs for Water	☑ A Water supplement shall be added in accordance with the attached clause: | Appendix 2

	Air Conditioning and Ventilation	☑ Costs for operation of specialized air conditioning and ventilation equipment are added in accordance with the attached clause:		| Appendix 2

	Electricity	☐ is included in rent	☑ Lessee has their own arrangement

	Stair Cleaning	☐ is included in rent	☑ arranged and paid for by Lessee

	Garbage and Trash disposal	As it is the Lessor’s responsibility to arrange space for garbage/trash disposal and to arrange to have the trash collected, it is the Lessee’s responsibility to sort and place trash in the designated bins in the designated place as well as voluntarily cooperates with any additional sorting categories that the Lessor may determine.

Garbage and trash disposal
☐ included in rent
☐ arranged and paid for by Lessee (though it is the responsibility of the Lessor to provide trash receptacles and a place to store them)

☑ included in rent for the portions of trash indicated below. It is the responsibility of the Lessee to assume the cost of collection, sorting, storage and transport for the remaining trash not indicated below:

		☑ household waste	☑ light bulbs	☐ hard plastic packaging
		☐ rough waste	☐ metal packaging	☐ hazardous wastes in accordance with regulations (1996-971) on hazardous waste

		☐ compostable waste	☑ uncolored glass packaging	☐
		☑ newsprint	☑ colored glass packaging	☑ Normal Office Waste
		☑ batteries	☑ cardboard boxes	☐

	Snow removal and sanding	☑ included in rent	☐ arranged and paid for by Lessee	☐ in accordance with appendix | Appendix
	Property tax	☐ included in rent	☑ compensation in accordance with a special agreement | Appendix

		2		2

Unforeseen Costs		Should additional unforeseen costs related to the property arise, because of:

a) additional or increased taxes on the property, fees or licenses based on a judgment by the Court, Government, Municipality or other authority;

b)     general renovation or improvement costs related to the property, that are not specific to the locale, but which the Lessor is required to complete because of a decision by the courts, government, municipality, or other authority The Lessee shall compensate the Lessor for the portion of costs incurred that are specific to the locale, based on a percentage of the annual costs for the entire property.

The Locale’s portion is percent. If the percentage is not given, this will be determined by the Lessee’s rent (not including VAT) relative to the total rental for the entire property (not including VAT) from the time before the cost increases. Locales that are not rented will be included at current market rent for the purpose of this calculation.

By tax in point a) Value Added Tax and property tax are not meant to the extent that compensation for these is paid in accordance with the above agreement. By unforeseen costs is meant such costs as were not determined at the time of contract in the instances listed under points a) and b). Compensation should be paid in accordance with the rules stated below on rent payments.
Clarification
Note that in some cases, in addition to a check in a box, it may be necessary to add an appendix to the agreement in order for the stipulations in the appendix to apply. This applies, for example, with index clauses, clauses about property tax, and the Lessee’s rights to a reduction of rent in the case of ordinary maintenance. Refer to the instructions issued by the organizations.
Sweden’s Properties form number 12B, prepared in 1998 in cooperation with the Swedish Retail and Sweden’s Hotel and Restaurant Association.
Reproduction is forbidden.

Sign.	Sign.

Lease Contract For Locale	Page 3 of 4 Number: 6710-101.1

Signers below have on this day affirmed the following rental contract:	A checked box means that the text following applies.

Value Added Tax (VAT)	☐ Property owner/Lessor is responsible for Value Added Tax for leasing the locale. Lessee shall pay above and beyond rent, compensation for any associated VAT.

☑ If property owner/ Lessor, upon a judgment from tax authorities, should become liable for Value Added Tax on the property, the Lessee shall pay compensation, above and beyond rent, for any associated Value Added Tax.

The Value Added Tax paid at the same time as rent shall be calculated on the basis of the rental amount alone, in accordance with rules valid at that time, and in accordance with agreements in the Lease contract regarding supplementary payments or other additional compensation.

If the Lessor, as a result of a Lessee’s independent action — such as subletting of the locale (even subletting to their own company), or abandonment — become liable for VAT in connection with a judgment by the tax authority, the Lessee shall compensate the Lessor in full the requested amount. The Lessee shall, furthermore, pay compensation for costs that arise in connection with the Lessor’s lost claim to a deduction for VAT paid on operation costs that arise through the Lessee’s actions.

Rent Payment	Rent shall be collected without demand in advance no later than the last business day before each: | Post Acct. Nr. | Bank Acct:
5283-3829

☐ start of the month ☑ start of the quarter via a deposit to:

Interest, payment reminders	If rent is late, the Lessee shall include interest in accordance with the Interest laws, as well as compensation for mailed reminder costs, in accordance with rules about compensation for collection costs, etc. The compensation for the reminder will be the amount which is valid for each occurrence in accordance with the judgment on compensation for collections, etc.

Maintenance, etc.	☐ Lessor shall conduct and pay for maintenance of locale, and any fixtures that belong to him	Excepting the following that is the Lessee’s responsibility:
Appendix

	☐ Lessee shall pay for necessary maintenance of floors, walls, and ceiling, including fixtures supplied by the Lessor	Lessee’s responsibility for maintenance includes | Appendix

If the Lessee neglects his maintenance obligation, and does not make timely corrections after written request, the Lessor has the right to fulfill the obligation at the Lessee’s expense

	☑ Division of maintenance responsibility is outlined in a special appendix:	Appendix 5

Care and management	Absent an agreement, the Lessor is responsible for care, management and upkeep of common and joint areas.

Lessee does not have the right, without written permission from the Lessor, in the locale or within the property to install or modify the property in any way that directly involves structural elements of the building, or modify or install any system that is important for the building’s function, such as Air Conditioning, electrical, Ventilation system, etc. that belong to the Lessor.

Sprinkler heads and vents for ventilation may not be built over or modified by the Lessee in such a way that the operation of said fixtures is impaired. It is the responsibility of the Lessee to ensure that any modifications or renovations that involve radiators or heating elements preserve their operation and effectiveness.

Audit Inspections	If, in connection with an authority’s audit, the electricity or sprinkler systems are found to be in violation in connection with the Lessee’s installation, the Lessee, at his own cost, will make corrections in accordance with the authority’s requirements. If the Lessee, within the prescribed time does not correct the violation, the Lessor has the right to make corrections at the Lessee’s expense.

Access to certain areas	Space provided for Building maintenance, and personnel from Power and water companies, Telia AB or similar companies must be accessible. It is the Lessee’s responsibility to maintain access by not blocking access to meters and similar spaces with boxes, piles, goods or other material.

Construction declarations	If the Lessee, in accordance with determinations in this contract or otherwise initiates maintenance, improvements or other modifications to the space, the Lessee shall provide the Lessor well in advance of the construction with a construction declaration — to the extent that these have been worked out — concerning the products and materials to be used in the space.

Planning and Building Act Fees (PBL)	If the Lessee undertakes modifications in the space without permission, and the Lessor, as a result of the rules in the Planning and Building Act is forced to pay a building fee or additional fine, the Lessee shall pay to the Lessor the corresponding sum.

Reduction of rent	The Lessee does not have the right to a reduction of rent for the space for such time as the Lessor needs to return the space to the contracted condition, or to perform some other work as detailed in the contract

	☐ The Lessee’s right to a reduction in rent when the Lessee is required to perform maintenance in the space or for the building in general is governed by an appendix	Appendix:

Authority Demands	It is the responsibility of: ☐ Lessor ☑ Lessee	at their own responsibility and expense to answer for requirements that the Security company, or Building Department, Environment or Public Health Departments, Fire Departments, or any other authority assigns after the day of possession for use of the space. The Lessee shall consult with the Lessor before the measures are undertaken.
Clarifications
Note that in some cases, in addition to a check in a box, it may be necessary to add an appendix to the agreement in order for the stipulations in the appendix to apply. This applies, for example, with index clauses, clauses about property tax, and the Lessee’s right to a reduction of rent in the case of ordinary maintenance. Refer to the Instructions issued by the organizations.
Sweden’s Properties form number 12B, prepared in 1998 in cooperation with the Swedish Retail and Sweden’s Hotel and Restaurant Association.
Reproduction is forbidden.

Sign.	Sign.

Lease Contract For Locale	Page 4 of 4 Number: 6710 — 101,1

Signers below have on this day affirmed the following rental contract:	A checked box means that the text following applies.

Signs, awnings, windows and doors	Lessee has the right, after consultation with the Lessor, to erect signs for the business, with the condition that the Lessor has no justifiable basis for an objection and that the Lessee has acquired the necessary permits from the appropriate authorities. Upon moving, the Lessee has the responsibility to restore the façade of the building to acceptable condition.

With more comprehensive building maintenance, such as façade renovation, it is the Lessee responsibility and at his own expense without compensation, to remove and remount signs, awnings , and antennas.

The Lessor agrees to restrict the posting of any additional signs, vending machines or display cases on the outer wall of the Lessee’s rented space without the consent of the Lessee, and gives the option to the Lessee to install vending machines and display cases on the walls in question

	☐ Lessor ☑ Lessee shall be responsible for damage to:	☑ windows ☑ signs	☐ display windows ☐	☑ entrance doors

☐ Lessee is responsible to sign and maintain insurance for glass breakage for both glass in display windows and entrance doors.

Locks	It is the responsibility of: ☐ Lessor ☑ Lessee	to outfit the space with locks and security equipment which are necessary to ensure the business or company’s security

Force majeure	The Lessor is released from is responsibility to fulfill his part of the contract and from liability to repair damage if his obligation may not be fulfilled, or only fulfilled at enormous cost because of war or riot, because of a suspension of work, blockage, fire, explosion or interference by public authorities that the Lessor cannot control or foresee.

Security	The precondition for this contract’s validity is that security in the form of: ☐ bank guarantee ☐ personal guarantee ☐ be submitted no later than:			| Appendix

Special Conditions	The appendices attached, 1 — 6C apply as if they were included in this contract.			Appendix:

Signature	This contract, which may not be signed without consent, has been prepared in two identical copies, of which the parties have each taken one. Earlier agreements concerning the space are superseded from the date this contract goes into effect.

	Place/Date Malmo the 21st of July 2008		Place/Date

	Lessor Fastighets AB Remulus Lund 3		Lessee Sony Ericsson Mobile Communication AB

	[signature] [signature]		[signature]

	Printed Name [signature] [signature]		Printed Name [stamp:] Hideki Komiyama

Agreement about move out	On the basis of the agreement concluded this day, the contract ceases to be in effect from and including until such time as the Lessee commits to moving out

	Place/Date Lessor		Place/Date Lessee

Transfer	The above lease contract is transferred from and including on

	Outgoing Lessee		Incoming Lessee	|Person Number/Organization Number

Above Transfer is approved	Place/Date		Lessee
Clarifications
Note that in some cases, in addition to a check in a box, it may be necessary to add an appendix to the agreement in order for the stipulations in the appendix to apply. This applies, for example, with index clauses, clauses about property tax, and the rights to a renter of a reduction of rent in the case of customary maintenance. Refer to the Instructions issued by the organizations.
Sweden’s Properties form number 12B, prepared in 1998 in cooperation with the Swedish Retail and Sweden’s Hotel and Restaurant Association. Reproduction is forbidden

Sign.	Sign.

Signature:	Appendix 0	1(1)

Lessee:	Sony Ericsson Mobile	Appendix Note
Communication AB

Property:	Kv. Forskaren 3, House 1	Lease Contract nr. 6710-101.1
Appendices to Lease Contract Nr. 6710-101.1
1.	The condition, size, scope and use of the premises

2.	Rent and additions to the rent

3.	Special Conditions

4.	Drawings of the layout and scope of the premises

5.	Division of responsibilities: care, maintenance and operations

6.	Project completion with associated sub appendices
a.	Division of responsibilities relating to investments

b.	Decision schedule

c.	Brief technical description
Lease Contract 6710-101.1

Signature:	Appendix 1	1(3)

Lessee:	Sony Ericsson Mobile	CONDITION, SIZE,
	Communication AB	EXTENT AND USE OF THE PREMISES

Property:	Kv Forskaren 3, House 1	Lease Contract nr. 6710-101.1
1.	THE EXTENT AND USE OF THE PROPERTY

The areas below are leased through this contract. The premises shall be used for office use, research and development for the lessee’s own business.

The extent and usage of the premises are:

Floor	Area (m2) BRA	Usage
1	1278	Office
2	1263	Office
3	1264	Office
4	1264	Office

Total:	5069
The extent of the leased premises has been marked on the attached drawings, appendix 4. The people that sign this Lease Contract shall also be those who operate the business in the premises as listed above. In any case, the lessee is liable to apply for tax liability should they let (i.e. sublet). Subletting shall not be done without the lessor’s approval.

2.	ENVIRONMENTAL IMPACT

The Lessee shall obtain, before moving into the property, the necessary permits for the business that shall be conducted in the premises, and ensure that the business shall be operated in accordance with laws, regulations and ordinances that apply to the business.

The Lessee is responsible to inform the Lessor immediately about permits that have been applied for as well as decisions and results of the applications.

The Lessee is responsible to immediately inform the Lessor should any pollution or some other issue that can cause harm or is hazardous to health or the environment be discovered or occur in the locale.

If a judgment, penalty or liability is directed against the Lessor based on an accident or injury for which the Lessee is responsible according to the current environmental law, and which arose because of the business that is operated or has been operated by the Lessee in the premises, the Lessee commits to hold the Lessor harmless. This liability shall apply even after the Lease Contract’s termination.

In case the Lessee undertakes remediation in the premises, the Lessee agrees to not direct any demand against the Lessor based on these steps or so long as this remediation is not incumbent on the Lessor according to law.

Lease Contract 6710-101.1

Signature:	Appendix 1	2(3)

Lessee:	Sony Ericsson Mobile	CONDITION, SIZE,
	Communication AB	EXTENT AND USE OF THE PREMISES

Property:	Kv Forskaren 3, House 1	Lease Contract nr. 6710-101.1
During the move-out inspection, see appendix 3 point 6, an investigation of any hazards to the environment or health. Necessary cleaning or other remediation shall be arranged and done at the expense of the Lessee if such hazards to the environment or health were caused by the Lessee. The tasks shall be done after agreement with the Lessor.
3. THE PREMISE’S EXTENT AND CONDITION
The premises, with the associated space is leased in accordance with what is contained in Appendix 6B, Technical description, with the negotiations included in this and in general should be kept in existing condition.
Furnishings depicted in the drawings in appendix 4 are not included in the lease.
Regardless the premise’s extent and condition, the lessor retains the right to make such changes and additions that are necessitated by the building’s construction, other similar reasons or that are required by the authorities concerned. In such case, reasonable care shall be taken of the Lessee’s wishes.
4. OPERATIONS
The property’s basic installations for cooling and ventilation that the lessor maintains are in operation between 8:00 a.m. and 8:00 p.m. on weekdays. The lessee and the lessor shall discuss the operation period and adjust according to the times that the locales are actually in use. Outside this operational time the ventilation and cooling can be operated manually. During maintenance and remodeling work, which requires stop during normal office time, the lessor shall inform the lessee in adequate time for the business. The lessor shall consult with the lessee regarding the planning of such stop so that it doesn’t compromise the lessee’s safety and that care is taken for the lessee’s business.
5. MAINTENANCE, ETC.
Responsibility for maintenance follows in detail from the Division of Responsibilities for management, operation and maintenance, appendix 5.
The quarter Forskaren 3 consists of two complexes, house 1 and house 2 (see attachment 4, situation plan). For combined costs within the quarter Forskaren 3, house 1 accounts for 47%.
The lessee retains the right to compensation or reduction of rent for damage or impingement on usage that is caused in connection with maintenance and operation, or through some interruption in the provision of heat, cooling, water, sewer, electricity, ventilation, etc.
Lease Contract 6710-101.1

Signature:	Appendix 1	3(3)

Lessee:	Sony Ericsson Mobile	CONDITION, SIZE,
	Communication AB	EXTENT AND USE OF THE PREMISES

Property:	Kv Forskaren 3, House 1	Lease Contract nr. 6710-101.1
The lessor shall consult with the lessee in good time before the work is started for any maintenance work that will affect the lessee.
6. FIRE SAFETY
The lessee is responsible for fire safety for their business in the leased locale. The lessor shall be responsible for the property’s fire safety in accordance with the requirements of the authorities.
Lease Contract 6710-101.1

Signature:	Appendix 2	1(2)

Lessee:	Sony Ericsson Mobile	RENT AND ADDITIONS TO RENT
Communication AB

Property:	Kv Forskaren 3, House 1	Lease Contract nr. 6710-101.1
1. RENT AND INDEX
Base Rent (Nine million three hundred ninety six thousand six hundred) 9 396 600 SEK is correlated with the index number (CPI) for the month of October 2007. The rent shall be adjustable annually and be based on an amount, which is derived from the base rent increased proportionally by the change reflected in the Consumer Price Index, total index, with the year 1980 as a basis. To determine the change in the consumer price index, the index number for the month of October 2007 is compared with the same index for the month of October for the year before the year during which the changed rent shall apply.
The derived rent shall nevertheless never be set lower than the rent amount given in the contract.
2. HEAT, COOLING, PROPERTY’S ELECTRICITY, VENTILATION, WATER- AND SEWER
Lessee shall pay compensation for the lessor’s fixed and variable costs for heat, cooling, property’s electricity, ventilation, water and sewer at the same time as rent and as an addition to the rent.
Heat-, cooling-, property’s electricity-, ventilation-, and water- and sewer-supplements are derived as follows:
The lessor’s own costs for usage of heat, cooling, the property’s electricity, and water and sewer within the property and the building is paid partly through an amount on account based on calculated costs in connection with rent payment, in part through an annual final balance. The final balance shall happen in connection with the rent notice in the second quarter for the calendar year directly following.
The lessee retains the right to sign their own subscription for the above named media. The lessor shall nonetheless be given the possibility to take part in the actual usage.
3. THE BUSINESS’S ELECTRICITY
The lessee shall sign their own subscription for electrical power that covers all of the property’s parts.
4. PROPERTY TAX AND OTHER FEES
As an addition to the rent, the lessee shall pay, as an addition to the rent during the rental period, 47 % of the applicable property taxes, fees or assessments according to the decisions of the Parliament, government, county or the authority.
The property tax shall be paid in cooperation with the lessee. It shall be assessed based on the property’s classification as an industrial site.
Lease Contract 6710-101.1

Signature:	Appendix 2	2(2)

Lessee:	Sony Ericsson Mobile	RENT AND ADDITIONS TO RENT
Communication AB

Property:	Kv Forskaren 3, House 1	Lease Contract nr. 6710-101.1
5. CANCELLATION COMPENSATION
The rental period is from and including 01 May 2009 to 31 October 2013. In the event that the lessee gives up the locale by moving out by 31 October 2013, the lessee shall pay the lessor compensation corresponding to three (3) month’s rent. The compensation shall be treated as an indemnity for which VAT is not due.
6. INFORMATION REGARDING THE LESSEE’S OWN INVESTMENTS IN THE LOCALE
The lessee commits that no later than 31 January each year it will provide information about which investments (which cover new building, additions and renovation as well as what is included in the so called extended repair allowance) shall be made in the leased locale during the coming calendar year. This information shall include:
•	Description of the respective tasks

•	Total expenditure for the respective investment

•	Total VAT included that is attributable to the respective investment

•	Deductions included in the VAT for the respective investment.
Lease Contract 6710-101.1

Signature:	Appendix 3	1(4)

Lessee:	Sony Ericsson Mobile	SPECIAL TERMS
Communication AB

Property:	Kv Forskaren 3, House 1	Lease Contract nr. 6710-101.1
1. RENTAL PERIOD AND ACCESS
Rental period’s first day is called the access day. From and including this day the rent is due and the locale can then be managed by the lessee for the lessee’s furnishing and in general used for the specified purpose.
The lessee understands that a variation from the given access day, which is preliminary, may occur and that this shall not have any other consequence than that the access day and thereby the rent payment is moved a certain time before or after the aforesaid day. The lessor shall announce the definitive access day no later than four (4) months in advance.
The length of the lease period shall be unchanged by the shift of the scope that occurs as a result of the change in the access day.
The lessee commits to accept without compensation the eventual provisional arrangements, adjustment work, finish painting, etc. which is normally required in connection with move in and also under a shorter time after the locale is put in use. It is the responsibility of the lessor to ensure that such errors and omissions that can be meaningful for the lessee’s use of the locale are remedied without delay, with respect for the lessee’s business, and in such a way that the lessee’s safety is not endangered.
2. RENOVATION, ETC. DURING THE RENTAL PERIOD
The lessee has the right at their own cost to carry out building-, installation- or furnishing work within the locale if this work is approved in writing by the lessor. The lessee must also obtain the lessor’s approval for the use of hired consultants and contractors before they begin work.
Investment costs, assessed- and deducted VAT costs associated with this point, shall be reported according to Appendix 2 “Reporting regarding the lessee’s own investments in the locale.”
The work shall be carried out in a workmanlike manner and in accordance with applicable laws, norms, and constitutional as well as the property’s environmental standards. The lessee shall also acquire, and pay for the necessary permissions from the authority as well as bear costs for the changes in the locale’s site drawings that re caused by the work. The lessee shall be responsible for and/or pay compensation to the lessor for any damage and increased costs that this renovation work causes. After finished renovations in accordance with this point, the lessee shall be responsible for updating of related documents for the locale.
If nothing else is agreed in connection with approval of plans per above, the locale shall be returned by the lessee to the original state upon moving out of the locale.
Lease Contract 6710-101.1

Signature:	Appendix 3	2(4)

Lessee:	Sony Ericsson Mobile	SPECIAL TERMS
Communication AB

Property:	Kv Forskaren 3, House 1	Lease Contract nr. 6710-101.1
3. INSURANCE
The lessor commits to sign and hold in force appropriate Property insurance during the lease period. The lessee is responsible for costs arising from changes to the lessee’s business from that planned at move-in, according to Appendix 1 point 2.
The lessee is liable to have business insurance, including liability insurance for the business that the lessee operates in the locale.
The lessee is responsible for the costs of insurance for the property that belongs to the lessee, liability insurance and other business insurance associated with the business.
4. PROOF OF REGISTRATION
The lessee is responsible to inform the lessor all the applied for changes to the Company business that require a changed proof of registration and changed ownership.
The notice shall be in writing by the lessee sending a new company registration/proof of registration, or alternatively a proof of change to the lessor when the changes occur.
5. ADDRESS
Sony Ericsson Mobile Communication AB, Nya Vattentornet, 221 88 Lund is the address that the lessor can send termination or notices touching on the lease arrangements.
6. SIGNS
The lease confers the right to use the façade surface for lit advertisement or other signage on the leased building. The lessee’s suggestion for signage should be approved by the lessor before the lessee at his own cost applies for a building permit for the sign. The project planning, production, mounting, operation and maintenance, repairs and eventual change of bulbs for lit advertisement or other signage shall be at the expense of the lessee along with arranging for electrical power including necessary installation. Lessee shall be responsible for eventual advertising tax for the sign.
Lease Contract 6710-101.1

Signature:	Appendix 3	3(4)

Lessee:	Sony Ericsson Mobile	SPECIAL TERMS
Communication AB

Property:	Kv Forskaren 3, House 1	Lease Contract nr. 6710-101.1
7. MOVE OUT
The lessee shall at move out entail the property that the lessee owns and installed in the locale, and in the indicated space as well as also in general on the property after the signing of this lease contract.
If the lessee removes such property indicated in the first paragraph, the lessee shall be responsible to remedy any damage that may occur in the locale in this connection so that the locale is left in acceptable condition. For judging what is acceptable condition, attention should be paid to those who have maintenance responsibility under Appendix 1 § 5.
The parties shall at move out together conduct a move out inspection of the locale and determine a protocol over any noted negotiations and eventual requirements for remedies.
8. THE PROPERTY’S OPERATION AND CLEANING RULES
The lessee commits themselves to follow the lessor’s rules and advice about the property’s operation and cleaning from time to time. These rules cover, for example, delivery and transport to and from the property and source sorting.
9. PREMATURE USAGE OF THE LOCALE
The lessee has the right according to the terms given in appendix 6, begin their own installation and furnishing work in the locale in coordination with the project schedule appendix 6 and agreement with the lessor and their entrepreneurs.
In the event the lessee contracts with the lessor in order to install, equip and operate the business within the locale before the lease period begins, the lessee shall bear the risk for all of their own furnishing and property within the locale as well as their eventual effect on the locales and the house in general.
10. PARKING
In the contracted rent is included use of 108 marked parking places within the Property. The associated parking places follow from appendix 4.
Lease Contract 6710-101.1

Signature:	Appendix 3	4(4)

Lessee:	Sony Ericsson Mobile	SPECIAL TERMS
Communication AB

Property:	Kv Forskaren 3, House 1	Lease Contract nr. 6710-101.1
11. ASSIGNMENT AND SUBLETTING
The lessee retains the right to assign the right to rent the locale if this is agreed upon in writing with the lessor. Similarly, the lessee retains the right to sublet the leased locales or allow another person to pay if this is approved in writing by the lessor. In the event that assignment or subletting cause additional costs for the lessor, the lessee shall bear the costs.
Lease Contract 6710-101.1

[hw] Appendix 4 1(5)

Office 1 Upper Section to the right:
Number of work places:	22 units
Number of bathrooms:	2 units
Workplaces per Bathroom:	11 units
Number of Meeting rooms:	4 units
Meeting Rooms per workplace:	5 units

Office 1 lower portion:
Number of work places:	38 units
Number of bathrooms:	4 units
Workplaces per Bathroom:	9 units
Number of Meeting rooms:	4 units
Meeting Rooms per workplace:	9 units
Placement sketch – Sony Ericsson
House 1 floor 1 Scale 1:200/A3
Date: 25 June 2008
Kv. Forskaren 3

[hw] Appendix 4 2(5)

Number of work places:	96 units
Number of bathrooms:	8 units
Number of Meeting rooms:	18 units
Workplaces per Bathroom:	12 units
Meeting Rooms per workplace:	5 units
Placement sketch – Sony Ericsson
House 1 floor 2 Scale 1:200/A3
Date: 25 June 2008
Kv. Forskaren 3

[hw] Appendix 4 3(5)

Number of work places:	92 units
Number of bathrooms:	8 units
Number of Meeting rooms:	18 units
Workplaces per Bathroom:	12 units
Meeting Rooms per workplace:	5 units
Placement sketch – Sony Ericsson
House 1 floor 3 Scale 1:200/A3
Date: 25 June 2008
Kv. Forskaren 3

[hw] Appendix 4 4(5)

Number of work places:	96 units
Number of bathrooms:	8 units
Number of Meeting rooms:	18 units
Workplaces per Bathroom:	12 units
Meeting Rooms per workplace:	5 units
Placement sketch – Sony Ericsson
House 1 floor 4 Scale 1:200/A3
Date: 25 June 2008
Kv. Forskaren 3

[hw] Appendix 4 5(5)

HUS 2
HUS 1
park

6710-101.1 House 1
Parking places
Yellow markings indicate parking places
Belonging to House 1 lease 6720-101.1

Symbol Legend
Koryta Asfalt = Asphalt Driving Surface
Gangyta Betongplatser = Walking Surface Concrete
Gang = Walkway
Cykel Stilla = Bike Rack
Startrad = star tree
Kantsten = Curb
Plattrad i Husliv = Row of tiles in house life
Planteringsyta Buskar = Planting surface, bushes

Curb only partially drawn
Printed in A3 GER Half Scale
Boundary drawing. Kv. Forskaren 3, Lund
SKANSKA
Lars Arvidson / Planning
[Illegible]

Signature:	Appendix 5	1(5)

Lessee:	Sony Ericsson Mobile Communication AB	DIVISION OF RESPONSIBILITIES REGARDING MANAGEMENT, OPERATION AND MAINTENANCE

Property:	Kv Forskaren 3, House 1	Lease Contract nr. 6710-101.1
1. SCOPE
This division of responsibility governs responsibility for care, operation, maintenance and replacement of installations for building, ventilation, cooling, heat, sanitation, electricity, telephone, elevator, management and oversight within the locale.
2. DIVISION OF RESPONSIBILITY
Generally, the lessor is responsible for care, operations and maintenance as well as replacement. The lessee is responsible for maintenance of finishes, locks and alarm systems and for maintenance and operation of the furnishing and equipment provided by the lessor. The lessee is responsible for lessee installed and/or purchased equipment including care, operation and maintenance as well as exchange.
Departures from this in connection with the above follow from the division of responsibility below.
The lessee is aware that the lessor, their consultants and entrepreneurs must have access to the locale so that the lessor can attempt to fulfill their requirements. Access to the locale shall happen after agreement with the lessee so that care is taken for the lessee’s business and that their safety is not endangered.
With damage, error and violations caused by crime, injury, negligence of the lessee or a third party, or their operation in general, the lessee is responsible for operation, maintenance or costs for replacement.
3. PRINCIPLES FOR COMPENSATION
Costs for care, operations and maintenance as well as replacement shall be paid by the responsible party. The lessee’s responsibility for replacement of equipment only applies to equal function. Responsibility for increased capacity, improved function, etc. shall be agreed upon between the parties
4. DEFINITIONS
Definitions below are taken from AFF (Agreement for Property Management) second edition, March 1996.
Care:
Operational activities that cover observation of function for a selected object and reporting of eventual deviations.
Lease Contract 6710-101.1

Signature:	Appendix 5	2(5)

Lessee:	Sony Ericsson Mobile	DIVISION OF RESPONSIBILITIES REGARDING
	Communication AB	MANAGEMENT, OPERATION AND MAINTENANCE

Property:	Kv Forskaren 3, House 1	Lease Contract nr. 6710-101.1
Operations:
Activities with an expected interval less than one year which are intended to preserve the function of a management object.
Maintenance and Replacement:
Activities that are intended to restore function in a management object.
The following abbreviations have been used:
P = Property Owner/Lessor
L = Lessee
5. DIVISION OF RESPONSIBILITIES FOR LEASED LOCALES

		Responsible for	Responsible for
Name	Equipment	care	Operations	Responsible for Maintenance and replacement	Notes
Grounds

Surfaces	Asphalt	P	P	F
	Gravel	P	P	F
	Curbs	P	P	F
	Line painting	P	P	F
	Snow removal	P	P	F
	Cleaning	P	F	F

Plantings	Care	P	F	F	2 times a year

HOUSE

Signs	Signs	P	P	P
	Sign Support	P	P	P

Windows (assembly)	Glass	P	P	F
	Inside frame	P	P	F
	Inside sash	P	P	F
	Fittings	P	P	F
	Window cleaning	P	P	P

Facade	Cleaning	P	F	F

Doors	Door	P	P	F
Lease Contract 6710-101.1

Signature:	Appendix 5	3(5)

Lessee:	Sony Ericsson Mobile	DIVISION OF RESPONSIBILITIES REGARDING
	Communication AB	MANAGEMENT, OPERATION AND MAINTENANCE

Property:	Kv Forskaren 3, House 1	Lease Contract nr. 6710-101.1

		Responsible for	Responsible for
Name	Equipment	care	Operations	Responsible for Maintenance and replacement	Notes
	Glass	P	P	L
	Lock case	P	P	L
	Cylinder	P	P	P
	Handle	P	P	L
	Electrical lock	P	P	P	Safety
	Electrical Strike plate	P	P	P	Safety
	Magnet	P	P	P	Safety
	Card reader	P	P	P	Safety
	Code lock	P	P	P	Safety
	Siren	P	P	P	Safety
	Emergency escape	P	L	L	In consultation with P
	Door closer	P	P	L	Fire Door
	Safety lock revolving door	P	P	P

Fire extinguishers	Fire extinguisher	P	P	P	Hand extinguisher

Floor	Stone floor	P	P	L
	Textile rug	P	P	P
	Linoleum	P	P	P
	Semiconducting floor	P	P	P	Only technical spaces
	Ceramic floor	P	P	L/P	Maintenance P Replacement L

Walls	Carpentry	P	P	L	Cabinets etc.
	Tapestry/weaving	P	P	L
	Painting	P	P	P

Inner roof	Roof	P	P	L
	Sub roof	P	P	L

Parties	Metal	P	P	L
	Wood	P	P	L
	Glass	P	P	L

White Goods	refrigerator/freezer	P	P	P	Installed by L
	Microwave oven	P	P	P	Installed by L
	Washing machine	P	P	P	Installed by L

Plumbing

Sanitation	Pantry	P	P	L
	WC	P	P	L
	Bathroom/Shower	P	P	L
	Cleaning	P	P	L
Lease Contract 6710-101.1

Signature:	Appendix 5	4(5)

Lessee:	Sony Ericsson Mobile	DIVISION OF RESPONSIBILITIES REGARDING
	Communication AB	MANAGEMENT, OPERATION AND MAINTENANCE

Property:	Kv Forskaren 3, House 1	Lease Contract nr. 6710-101.1

		Responsible	Responsible for	Responsible for Maintenance and
Name	Equipment	for care	Operations	replacement	Notes
	Cleaning of waste	P	L	L
	Sink	P	P	L
	Central vacuum cleaner	P	P	L/P	Installed by P, maintenance L, replacement P

Electrical — other

Lighting	Light Fixture	P	P	L	Installed by P
	Light Fixture	P	P	P	Installed by L
	Light Source	P	P	P
	Transmission poles	P	P	P

Evacuation	Signs	P	P	L	Requirements of Authorities, P

Elevator	Interior surfaces elevator car	P	P	L	For other parts, P is responsible

Cooling	Cross connection room	P	P	P

Evacuation alarm	Speakers	P	L	L
	Heat detector	P	L	L
	Smoke detector	P	L	L

Sprinkler	Central	P	P	P
	Plumbing	P	P	P
	Sprinkler head	P	L	L

Burglar alarm	Sensor	P	P	P
	Central unit	P	P	P
	Alarm panel	P	P	P
	Transfer equipment	P	P	P

Entrance control equipment	Card reader	P	P	P
	Sub center	P	P	P
	Central unit	P	P	P
	Safety lock	P	P	P

Data network/	Network	P	P	P
Telephone network	Backbone	P	P	P
	Data/Telephone sockets	P	P	P
	Communication equipment	P	P	P
	Cable TV to demarcation point	P	L	L	Installed by L.
Lease Contract 6710-101.1

Signature:	Appendix 5	5(5)

Lessee:	Sony Ericsson Mobile	DIVISION OF RESPONSIBILITIES REGARDING
	Communication AB	MANAGEMENT, OPERATION AND MAINTENANCE

Property:	Kv Forskaren 3, House 1	Lease Contract nr. 6710-101.1

		Responsible	Responsible for	Responsible for Maintenance and
Name	Equipment	for care	Operations	replacement	Notes
	Cable TV from demarcation point	P	P	P
	TV Monitoring	P	P	P

Alarm signal	Bathroom/shower	P	P	L
	Break Room	P	P	L

Environmental, etc.	Environmental Station	P	P	L
	Cleaning center	P	P	P

Forced Air	ductwork	P	P	P
Lease Contract 6710-101.1

Signature:	Appendix 6	1(6)

Lessee:	Sony Ericsson Mobile	PROJECT IMPLEMENTATION
Communication AB

Property:	Kv Forskaren 3, House 1	Lease Contract nr. 6710-101.1
1. ASSUMPTIONS
This appendix governs the lessor’s and the lessee’s roles as well as their respective rights and duties under the planning and execution phase as well as how meetings, information, notice and eventual changes in the project will be handled.
The appendix shall apply during the time from the lease contract’s signing up until the lease period start. The Appendix ceases to apply when all conditions for which this appendix applies have been finally organized and enforced in an agreement.
2. PROJECT AND DECISION SCHEDULE
The Decision schedule (appendix 6B) describes when the lessor shall be informed so that the project schedule can be held to. The Schedules will be continually updated with increased detail for upcoming decisions and transferred to the lessee. In cooperation with the lessee, the move in plan shall be constructed.
After an agreed time according to the decision schedule, the lessee does not have the right to request changes or additions to the activities.
3. NEGOTIATION
The Lessor shall arrange for the work in the leased locale by all contractors, and allow planning and construction for the lessee according to this lease contract.
If the lessor and lessee agree about changes or additions after the lease contract is signed, they should execute an agreement lease contract. Such an agreement between the lessor and lessee shall take precedence over any above negotiations or earlier agreement.
In connection with the lease start, the negotiations that describe the leased locale’s final scope and operation shall replace earlier sections in the lease contract’s appendix 4.
4. WORKFORMS
Ombudsman for the lessee (LO) is Anna Boman or Jan Andersson, both have their own right to decide.
Ombudsman for the lessor/property owner (PO) is Per Hanson.
Lease Contract 6710-101.1

Signature:	Appendix 6	2(6)

Lessee:	Sony Ericsson Mobile	PROJECT IMPLEMENTATION
Communication AB

Property:	Kv Forskaren 3, House 1	Lease Contract nr. 6710-101.1
A change of ombudsman shall be announced in writing.
Special program meetings shall be held on an ongoing basis while the project is active, at least each 14th day during the current program and planning time in order to define the lessee’s requirements and select solutions. These meetings shall be formal meetings and happen with the participation of the PO and LO. For the lessor the Main Contractor (MC) shall also take part. At the meetings the program and planning work shall be compared with the current decision schedule.
The lessor and lessee shall agree at the first program meeting which documents shall be sent to the lessee in the planning phase.
5. ORDERS, CHANGES AND ADDITIONS
The lessee, during the planning phase, may influence the hired locale’s construction and functions, including changes and additions assuming that the lessor accepts this.
The lessee shall submit orders in according with the decision schedule or, if an order is not included in the decision schedule and nothing else is agreed, no later than 10 work days from the day that the lessor requested the order. An order shall be submitted in writing if nothing else is agreed.
If an order is not submitted in accordance with the above, the lessor has the right to arrange the construction in accordance with the generally agreed standard in order to, if possible, avoid economic consequences and/or delays for the project. After an order is submitted or the lessor has selected per above, the construction is considered determined.
If the lessee’s order carries changes to or additions to the contracted construction, the lessor shall inform the lessee of this and steps shall be recorded on the ATA (Change and Additions Work) list for further negotiations, see below.
With changes and additions the following applies: should the lessee request another method or function than what was agreed, decided or reported between the parties earlier, the construction or order may cause a changed schedule and/or costs.
Lease Contract 6710-101.1

Signature:	Appendix 6	3(6)

Lessee:	Sony Ericsson Mobile	PROJECT IMPLEMENTATION
Communication AB

Property:	Kv Forskaren 3, House 1	Lease Contract nr. 6710-101.1
6. ORDERS, CHANGES AND ADDITIONS
The PO is responsible for preparing a current Additions and Change list that records the requested changes and additions for completion in accordance with this lease contract. The list shall, in part, specify the current changes and additions under consideration, in part, specify changes and additions decided upon including agreed adjustments. The Additions and Change list shall continually correspond to the program meeting.
Changes and additions shall be handled as below:
1.	Lessee or lessor requested changes/additions should be entered on the Additions and Change list.
2.	Lessor or Main Contractor shall provide a cost estimate, and shall report to the lessee the basis for the judgment of the costs accuracy. The estimate shall cover materials, goods, work management, work, assistance, sub-contractors, etc. as well as preparation, planning, organization and workplace, etc. with activities for completion. The price should also include the Main Contractor’s costs and the contractor’s commission of 12%. Previous/superseded projects according to the agreement will be set down at the amount of work included or expected to be included in the lessor’s commitment. The difference between these postings will make up the change costs.
3.	LO and PO shall agree about the execution of changes/additions as well as the cost management.
Earlier procedures shall be valid until new ones can be agreed upon. Changes and additions shall be agreed in writing between PO and LO. For written agreement, the protocol from the program meeting shall be followed.
If a change or addition requires planning or other preparation as a basis for calculating costs or estimating the amount of time required, the lessee shall prepare a report of the change or addition before the cost management and time estimate can be given.
Lease Contract 6710-101.1

Signature:	Appendix 6	4(6)

Lessee:	Sony Ericsson Mobile	PROJECT IMPLEMENTATION
Communication AB

Property:	Kv Forskaren 3, House 1	Lease Contract nr. 6710-101.1
7. COST MANAGEMENT OF CHANGES AND ADDITIONS
If a change or addition leads to increased costs, this shall be managed according to the principles below. If a change or addition leads to reduced costs, they shall be managed according to the second part in principal A.
A.	Rent supplements by increasing the base rent. Applicable with changes or additions at the locale or to their furnishings that the lessor considers as generally increasing the value, that is which probably provider higher income or lowered costs when leased to a typical lessee for this type of property.
Rent deduction through a reduction to the base rent applies for changes or additions that are only reducing, assuming that this is not judged to be generally lowering value, that is, which probably do not cause lower income or higher costs when leased to a typical lessee for this type of property.
B.	One time rent by an advanced payment of a specific amount or alternatively invoicing of an agreed amount directly from the Main Contractor. Applies with changes or additions to the locale or its furnishing that the lessor decides do not generally cause appreciation. The parties shall agree on an account payment for change- and addition work coordinated to the work’s progress.
A selection between principal A and principal B above shall proceed from a shared understanding between the lessee and lessor. Selection of principal A is limited to a maximal rent supplement of 200 SEK/m2. Calculation of this supplement shall be conducted as an annuity with 7 % interest over 7 years. In the event that the lessee leaves the locale by 31 October 2013, the remaining 2.5 year’s annuities shall be received as a one time payment.
The lessee still has a right to cancel change and addition work for a maximum of up to 300 000 SEK with the result that the base rent will increase by 10% of the costs for the cancelled change and addition work.
In case the lessee wishes separate office room, this can be cancelled for 25 000 SEK per room, with the assumption that it occurs according to the schedule in Appendix 6B. The costs for these office rooms can be kept under the above named 300 000 SEK, assuming that this limit hasn’t already been reached.
8. SCHEDULE CONSEQUENCES BASED ON CHANGES AND ADDITIONS
Changes or additions can mean that the lessee’s access to the locale is impeded. The lessor shall give notice of which delays can be expected.
Lease Contract 6710-101.1

Signature:	Appendix 6	5(6)

Lessee:	Sony Ericsson Mobile	PROJECT IMPLEMENTATION
Communication AB

Property:	Kv Forskaren 3, House 1	Lease Contract nr. 6710-101.1
with information about the requested changes and additions. Such delays will take place, if nothing else is agreed between the parties, without affecting the rental period or the schedule for rent payments according to lease contract. Agreed delays shall follow from the request.
Work that is not completed at the time the lease starts shall not in any case give the lessee the right to cancel the lease contract if this work is in connection with change/addition work requested by the lessee, or done by the lessee’s own work.
9. WALK THROUGH
The building where the locale is located is at the time of the lease contract’s signing under construction. Final inspection with the contractor that was selected by the lessor shall happen before the lease start date.
In order to determine that the lessor has fulfilled their duties to the lessee regarding the locale’s condition at the lease start date, the lessor and the lessee, with the lease contract and agreed changes and additions as a basis, shall together complete an inspection of the work the lessor has completed, which is documented and signed by the parties before the lessee accesses the locale, or before the lessee’s own work begins in the locale if this occurs before access.
With disputes regarding the locale’s condition at the lease period’s start, the project’s main inspector shall determine whether the locale is possible to access.
10. ARRANGEMENT OF LESSEE’S WORK
The lessee retains the right to access the locale and the right to begin their own work immediately after approval by the lessor and the Main Contractor. The lessee shall not be denied this access without special reason. The work covers mainly fixed installations such as data network, etc., but not loose installations if this has not been specially agreed. The lessee shall inform the lessor about the extent and time required for the lessee’s work before beginning this and the lessee’s work shall be done in coordination with the main contractor’s work.
Lease Contract 6710-101.1

Signature:	Appendix 6	6(6)

Lessee:	Sony Ericsson Mobile	PROJECT IMPLEMENTATION
Communication AB

Property:	Kv Forskaren 3, House 1	Lease Contract nr. 6710-101.1
The lessee, through hired side contractors, shall commit to accept the requirements set by the lessor through the main contract before the side contractor is allowed to come onto the worksite. Such conditions cover the workplace’s organization, access to production equipment, worker safety, contract terms in connection with MBL, as well as identification requirements, etc. (according to UE 2000 and BM 97 respectively), access time etc., so that the lessee’s work does not interrupt or disturb without a common understanding with the lessor and the main contractor.
The lessee shall compensate the lessor for eventual costs caused by the side contractor to the main contractor and the lessor, and which can arise in connection with the completion of the side contractor’s work and side delivery such as waste handling, required cleaning, painting, hole piercing and fire sealing at the installations, etc. An assumption for the lessee’s liability for payment is that the lessor will immediately inform the lessee that the side contractor’s work has caused these costs, with which the lessee shall refrain from completing the side contractor’s work.
Main contractor shall be responsible for scheduling of the lessee’s side contractors before the start of the lease period.
The lessee shall allow the following work to be done by a side contractor before the lease period:
Fixed furnishings and equipment
Installation for Video monitor
The lessee is responsible for damage caused by their own work and all damage which results from this work or their own work.
Lease Contract 6710-101.1

Signature:	Appendix 6A	1(3)

Lessee:	Sony Ericsson Mobile	DIVISION OF RESPONSIBILITIES
	Communication AB	COVERING INVESTMENTS

Property:	Kv Forskaren 3, House 1	Lease Contract nr. 6710-101.1
1. SCOPE
This division of responsibilities covers responsibility for investment, including planning, negotiation, management, construction, installation, test operation, inspection, etc. up to completed outfitting.
The responsibility Charged to means that the respective party is responsible for all costs for a given expenditure.
The responsibility Execute means that the respective party is responsible for execution and management with the lessor’s installations in general.
Before expenditure can be charged to the lessee that the lessor executes, the parties shall together agree on a budget for the expenditure. The lessee shall select a supplier for the expenditures that are done at the lessee’s expense. The lessor shall have oversight to not recommend a supplier.
The following abbreviations have been used:
P = Property Owner/ Lessor
L = Lessee

Expenditure/Product	Executes	Charged to	Notes
1. HOUSE
Façade signs/property’s	P	P
Facade sign, lessee	L	L
Internal signage according to authority’s requirements	P	P
Other internal signage	L	L
Door closer/opener, magnetic installation	P	P
Safety lock in entrance	P	L
Reception desk	L	L
Semi conductor floor	P	P	Only in technical areas
Strike plate and lock box on doors	P	P
Lock system, cylinders, eventual motor lock	L	L
Cleaning room equipment, fixed	P	P
Cleaning equipment, moveable, wash and dry equipment	L	L
Sink in environmental room on grounds	P	P
Lease Contract 6710-101.1

Signature:	Appendix 6A	2(3)

Lessee:	Sony Ericsson Mobile	DIVISION OF RESPONSIBILITIES
	Communication AB	COVERING INVESTMENTS

Property:	Kv Forskaren 3, House 1	Lease Contract nr. 6710-101.1

Expenditure/Product	Executes	Charged to	Notes
Solar shade for climate protection	P	P	If necessary
Solar shade for dimming	P	P	Inner gardens in east, south, west
Hat racks and coat hooks	P	P	According to the house’s standard
Loose furnishings and equipment in the locale	L	L
Entrance mats, main stairway BV	P	P
Entrance mats on upper floors and indoors	L	L
Plants	L	L
Pantry	P	P

2. REFRIGERATOR
Cross connection room	P	P	Cooling effect 5 kW

3. ELECTRICITY AND TELEPHONE
Transmission poles	L	L

Lighting
Fixtures, general lighting (300 lux)	P	P
Environmental lighting for plants and art	P	L
Dimmer in conference room	P	P
Workplace lighting	L	L

Telephone and Data Network
Telephone switches and apparatus	L	L	Also from conn. point to locale
Public telephone network, including stand and sockets	P	L	Also from conn. point to locale
Data Network	P	L
Conduit	P	P

Passage control
Electric lock installation in outer perimeter	P	L
Electric lock installation in inner perimeter	P	L
Passage control installation in outer perimeter	P	L
Passage control installation in inner perimeter	P	L
Electrical connections to passage control	P	P
Conduit	P	P

Port Telephone
Equipment	L	L
Conduit	P	P
Lease Contract 6710-101.1

Signature:	Appendix 6A	3(3)

Lessee:	Sony Ericsson Mobile	DIVISION OF RESPONSIBILITIES
	Communication AB	COVERING INVESTMENTS

Property:	Kv Forskaren 3, House 1	Lease Contract nr. 6710-101.1

Expenditure/Product	Executes	Charged to	Notes
Telephone, alarm installation
Evacuation Alarm according to authority’s requirements	P	P
Other fire alarm, beyond authority’s requirements	P	L
Burglar Alarm, perimeter alarm	P	L
Conduit	P	P

OTHER
AV Equipment	P	L
Conduit	P	P
TV monitoring	L	L
Conduit	P	P
Pressurized air	P	P	Duct installation in 2 main shafts
Central vacuum cleaner	P	P
Option Office room	P	L	Suborder according to Appendix 4
Cable TV	P	P
2. AGREEMENT ON CHANGED SCOPE
This division of responsibility list reports the divisions according to the original lease agreement. Changes in connection with continued planning shall be relayed in a contract according to the instructions in Appendix 6, Project management.
Lease Contract 6710-101.1

Signature:	Appendix 6B	1(1)

Lessee:	Sony Ericsson Mobile	DECISION SCHEDULE
Communication AB

Property:	Kv Forskaren 3, House 1	Lease Contract nr. 6710-101.1
1. GENERAL
Proposed and managed by the lessor with detailed planning.
Lease Contract 6710-101.1

Signature:	Appendix 6C	1(7)

Lessee:	Sony Ericsson Mobile	BRIEF TECHNICAL DESCRIPTION
Communication AB

Property:	Kv Forskaren 3, House 1 and House 2	Lease Contract nr. 6710-101.1
Lease Contract nr. 6711-101.1
This brief technical description covers both house 1 and house 2, see appendix 4, where nothing else is given
The following abbreviations have been used:
P = Property owner / lessor
L = Lessee
Building

General:	As reference locale regarding material, construction and quality, see Scylla 2, Malmo Division of open office areas/ individual office room shall be 100/ 0.

P is responsible and pays for architectural work for the locale’s plane before move-in, layout is in cooperation with L.
Conference Room: See plan drawing Appendix 4

Floor:	Textile floor of type Kasthall Flatweave Alfa or similar.
Ceramic floor in WC, pantry and cleaning area. Linoleum, Forbo Marmoleum Real, 3139 in inventory, etc. Stone floor in stairway.

Walls:	All interior walls are built space. For this reason, the Lessee shall set up office spaces with moveable system walls. The office spaces shall be created with a modular measurement of 2.7 m. Sound class between offices is 35 dBA, while the office/conference and conference room/conversation room is 44 dBA. The walls will be made plaster and painted. The glass partitions in the wall around the conference room are in sound class 35 dBA, other glass partitions are not sound classed.

Concrete walls around the stairway and the neighboring house are all painted. The toilets are outfitted with tile.
Inside doors included in the glass partition system are made of wood as swinging doors or sliding doors. Doors to the conference room are made as thick sliding doors in wood. Thick sliding doors of wood on the cleaning room and the toilet, etc. Steel doors to the server room etc., are painted.
Lease Contract 6710-101.1

Signature:	Appendix 6C	2(7)

Lessee:	Sony Ericsson Mobile	BRIEF TECHNICAL DESCRIPTION
Communication AB

Property:	Kv Forskaren 3, House 1 and House 2	Lease Contract nr. 6710-101.1
Lease Contract nr. 6711-101.1

Entrance doors:	Entrance doors to the building are manufactured and glass partitions of steel.

Prepared for locking and access control with a card and card reader as well as a motor lock and an electrical motorlock/ strike plate.

Subroof:	Ceiling panels of type Akutes in a visible grid. The room height is 2.8 meters in the bottom floor and 2.70 meter on floor 2 — 4. Installation above the ceiling. Recessed lights and cooling baffles are installed in the ceiling.

Baseboard	Baseboard is made of wood and lacquered.

Hat Room;	Clothes hangers and wall mirrors.
Sanitation:
WC is equipped with a toilet stool and a washing sink in white porcelain, mirror, soap dispenser, waste basket, towel basket, holder for paper hand towels and toilet paper.
Pantry:
A large pantry unit for warming of sack lunches for the personnel is planned in the lower floor of house 2. Over and under cabinets in normal scope with factory painted cabinet frame. Kitchen furnishing of the type Myresjo kitchen. White painted surfaces. Countertops of laminate. Disk drainer of rust free stainless. Refrigerator with freezer, microwave oven, and dishwashing machine in the expected arrangement.

Tile between countertops and upper cabinets. Electrical outlets for coffee maker equipped with a timer.
On the office floor there is a smaller coffee pantry per the plan. Over and under cabinets in normal scope with factory painted cabinet surfaces. Kitchen furnishing of the type Myresjo kitchen. White painted surfaces. Countertops of laminate. Sink of rust free stainless steel. A refrigerator/cooler with a freezer and a dishwashing machine.
Tile between the countertop and the upper cabinet Electrical outlets for coffee maker equipped with a timer.

Signature:	Appendix 6C	3(7)

Lessee:	Sony Ericsson Mobile	BRIEF TECHNICAL DESCRIPTION
Communication AB

Property:	Kv Forskaren 3, House 1 and House 2	Lease Contract nr. 6710-101.1
Lease Contract nr. 6711-101.1
Space for café in lower floor house 2
Space shall be used for preparation and sale of lunches and a café business. Kitchen portion will be designed as a preparation kitchen with the ability to keep warm food that has been prepared at another place
P is responsible for planning to organize this space and to ensure that the appearance is in accordance with the standards of the house. WC/shower and personnel room is installed by P in accordance with the standards of the house.
L supplies and installs all equipment/furnishings as well as equipment in the environmental room, equipment receiving, dish room, preparation, serving and seating area. L is responsible that all requirements by authorities are fulfilled for the locale.
P will install general lighting in the locale according to the standards of the house. For the lessee specific electrical installations a separate fuse box will be installed in the locale so that L can connect their installations.
The locale has a total cooling capacity of max. 15 kW. If L’s installations cause the temperature limits in the contract to be exceeded, L is responsible to remedy this.
The ventilation is prepared with a separate exhaust from the locale, so that the lessee can connect their own special ventilation. Ductwork is installed.
Max 3 units floor drains corresponding to the planning and connected to grease traps are maintained by P. Other carrying of connection of water and sewer for furnishings, etc., should be done and paid for by L.
Water connection
Connection for cold water for coffee machines on each floor as well as for drinking water. Preparations to install a washing machine in the cleaning room.
Heating, cooling
The locale is warmed mainly by radiators and convection heating placed under and beside windows. Entrance and loading dock for goods may be equipped with air warmers if this is required.

Signature:	Appendix 6C	4(7)

Lessee:	Sony Ericsson Mobile	BRIEF TECHNICAL DESCRIPTION
Communication AB

Property:	Kv Forskaren 3, House 1 and House 2	Lease Contract nr. 6710-101.1
Lease Contract nr. 6711-101.1
The house is equipped with air conditioning.
Equipment for cooling for the locales is mainly through active cooling baffles mounted under the roof and/or cooled forced air diffusers in some cases.
The cooling system is projected for use with office space. There are 10 kW per floor, sufficient for extra cooling in, for example, the kitchen, safety room, etc.
Ventilation
Mechanical forced air via active cooling baffles, recessed in the subroof. Exhaust air from the hygienic space and in the inner zone via an exhaust fan, for example pantry, hat room, etc Individual room regulation in conference room and with zones in the large room. Forced air in the conference room is designed for 7 or more persons.
Air quality: office room max 800 ppm, dim
Conference room max 800 ppm, dim
Air speeds in the visiting zones shall be on average 0.2 m/s.
Air flow:
Office room ca. 1.5 l/s* m2 BRA
Conference room ca. 12 l/s* person
Corresponding to quality class AQ2 according to R1, HVAC Technical Association
Room air temperature indoors when heating is not used 22-25 °C

Room air temperature indoors when heating is used 20-23 °C.

Requirement is valid workdays, working times from 8:00 a.m. to 8:00 p.m. as well as with outdoor conditions at 27 degrees C/50%
RH corresponding to quality class TQ2 according to HVAC Technical Association
With work outside of normal working times, the ventilation may be started for the respective floor and be in operation for a limited time.

Signature:	Appendix 6C	5(7)

Lessee:	Sony Ericsson Mobile	BRIEF TECHNICAL DESCRIPTION
Communication AB

Property:	Kv Forskaren 3, House 1 and House 2	Lease Contract nr. 6710-101.1
Lease Contract nr. 6711-101.1
Electricity
Installation is equipped with a monitored five lead system for main connections, electrical panels and apparatus cabinets.
All space is equipped with 1 piece 2 port wall outlet for cleaning / 10 m. Smaller spaces such as WC are accepted.
At each workplace there are three pieces 2 port wall outlets. Transfer point for P is in the connection box above the subroof.
Outlets with normal arrangement in the space for printer/fax/copier.
Within the office space all conduit is mainly under the subroof.
Outlet source/floor outlets only in the conference room/reception on the bottom floor in house 2. In the large conference room (14 persons) on the plan there is a common solution so that electrical power can come up under the table according to the project plan, for example bollards.
Lighting
Hanging fixtures over the work places are used in the project. Placement and installation is decided in common during planning, the reference fixture is the type Electroskandia Millie. In the corridor areas a recessed light is used, reference fixture is Electroskandia Tee L with frosted glass. Fixtures in the conference room can select recessed as above. Lighting in special room, kitchen, UPS room, etc., is determined during project planning.
P installs basic lighting of 300 lux.
The lighting is divided into zones that one can light/turn off separately. LED lighting is installed in certain corridor lighting which is always lit. In storage, cleaning, Bathroom and shower, WC, conference room and conversation room, there are presence controls. Automatic timers turn off lighting after a defined time, and they can be turned on again by pushing a button. Lighting in the main conference room in house 2 is operated by an AV panel. In the conference room there is the possibility to divide in zones and dim the lighting.

Signature:	Appendix 6C	6(7)

Lessee:	Sony Ericsson Mobile	BRIEF TECHNICAL DESCRIPTION
Communication AB

Property:	Kv Forskaren 3, House 1 and House 2	Lease Contract nr. 6710-101.1
Lease Contract nr. 6711-101.1
Data and telephone
A double outlet for data/telephone per workplace and in the conference room, conversation room and pause room as needed. Outlets in the normal scope in the room for printer/fax/copier.
P will arrange for the transfer point for incoming telephone in the cellar of each respective house.
Cross coupling room for Telephone/data
The space shall not be outfitted with sprinkler, have its own fire cell within the building, no smoke suppression, no ventilation.
UPS room
The space shall not have a separate fire suppression system and sealed batteries.
Server Room
Housed in the cellar in House 2, ca. 200 m2. Ceiling height of 4 meter. All installations in the server room are arranged and paid for by the lessee. The lessee should submit designed request no later than 01 Sept. 2008 for the cooling requirements for the server room as well as if there is a need for additional cooling for the Server room.
Safety and Protection
The buildings have an outer perimeter in protection class 2 according to SSF 200:3.
The glass class is P6B up to 6 m above the ground.
Safety Room
The space shall not have sprinklers, its own fire cell with respect to the building, no smoke suppression, no ventilation.

Signature:	Appendix 6C	7(7)

Lessee:	Sony Ericsson Mobile	BRIEF TECHNICAL DESCRIPTION
Communication AB

Property:	Kv Forskaren 3, House 1 and House 2	Lease Contract nr. 6710-101.1
Lease Contract nr. 6711-101.1
Evacuation Alarm
The project has a distributed evacuation alarm.
Fire
P is responsible for the property’s fire protection in accordance with the requirements of the authorities. L is responsible for fire safety within the leased locale.
Sprinkler
The building is equipped with a sprinkler system.
Forced Air
P installs a riser on each floor for forced air with two main shafts in each house. In the cellar the ductwork is extended to a designated place for the eventual installation of the compressor.
Central Vacuum Cleaner
To be installed
Other
Space with personal alarm, for example Bathroom with shower, should be equipped with a local personal alarm.

Mechanical lock in safety class 2.

An elevator in house 2 goes down to the cellar.

Lease Contract For Locale	Page 1 of 4 Number: 6711-101.1

The undersigned has on this day affirmed the following rental contract:	A checked box means that the text following applies.

Lessor	Fastighets AB Remulus Lund 3									Person Nr./ Org. Nr.: 556686-2404

Lessee	Sony Ericsson Mobile Communication AB									Person Nr./ Org. Nr.: 556615 - 6658

Locale Address, etc.	Municipality: Lund						Property designation: Forskaren 3

	Street: Scheelevagen				223 63			LUND		Floor/house:	Apartment number:

	Mailing address: Nya Vattentornet							221 88		LUND

Locale’s condition and use	The locale with the associated fixtures is offered, if nothing else is indicated, in condition for immediate use as: Office, Research & Development

Locale size and extent	Retail area I		Office area I		Server Room:		Inventory Area			Other Area
	floor:	m2	floor: 1 - 4	m2 5 827	floor: 0	m2 200	floor:	m2		floor: 3	m2 walkway 41
Indicated area:
		☐ has		☑ has not at the contracts’ signing been measured in common.

If the area described in the contract differs from the measured area, the difference does not entitle the Lessee to a refund or the Lessor to higher rent.

☑ The extent of the rented locale has been included in the attached drawing: | Appendix 4

	☐ auto access for loading and unloading		☑ place for sign				☐ place for display cabinet/ vending machine		☑ parking places for 122 autos		☐ garage spaces for autos	☐

Furnishings, etc.	The locale is provided									| Appendix
☑ without furnishings for workplace ☐ with furnishings for workplace as detailed in appendix

With lease termination shall the lessee, provided no other agreement is found, remove furnishings belonging to him, and return the locale to acceptable condition.

The parties are agreed that on the last day of the rental period, the parties will together conduct an inspection of the locations.

If, as a result of the lessee’s activity — whether or not the Lessor has given permission or not — the locale contains material that is not governed by an agreement with the Lessor, the Lessee shall remove the material or compensate the Lessor the costs of removal and any costs associated with disposal, including transport, landfill fees or other similar costs.

Connections for telephone	☑ The Lessee shall bear costs for installation of wiring and connections for telephone from the local phone provider to the location within the rental property that the Lessee and Lessor mutually determine.

☐ The Lessor shall bear the corresponding costs for installation of wiring and connections to the location. Wiring within the locale will ordered and paid for by the Lessee, in accordance with the requirements of the Lessor.

Connections for data communications	☑ The Lessee shall bear costs for installation of wiring and connections for data communications from the local provider to the location within the rental property that the Lessee and Lessor mutually determine.

☐ The Lessor shall bear the corresponding costs for installation of wiring and connections to the location. Wiring within the locale will ordered and paid for by the Lessee, in accordance with the requirements of the Lessor.

Lease period	From and including 01 November 2009 to: 31 October 2016

Cancellation period / renewal period	Cancellation of this contract requires written notification at least 12 months before the end of the rental period Otherwise, the contract will renew for an additional 3 year period each time

Heat and hot water	Heat for this location is the responsibility of ☑ Lessor ☐ Lessee

Hot water is provided ☑ the entire year ☐ not at all ☐
Clarification
Note that in some cases, in addition to a check in a box, it may be necessary to add an appendix to the agreement in order for the stipulations in the appendix to apply. This applies, for example, with index clauses, clauses about property tax, and the right of the Lessee to a reduction in rent in the case of ordinary maintenance. Refer to the Instructions issued by the organizations.
Sweden’s Properties form number 12B, prepared in 1998 in cooperation with the Swedish Retail and Sweden’s Hotel and Restaurant Association.
Reproduction is forbidden.       Property System AB 99.10

Signature:	Signature:

Lease Contract For Locale	Page 2 of 4 Number: 6711-101.1

The undersigned has on this day affirmed the following rental contract:	A checked box means that the text following applies.

Rent		Crowns: (Eleven Million two hundred eighty five thousand one hundred twenty six) 11 285 126:- ☐ total rent ☑ rent excluding additional costs marked below

	Index Clause	☑ Modification of the above rent shall occur in accordance with the attached index clause |Appendix 2

	Cost for Heat and Hot Water.	☑ Fuel/Heat supplement shall be added in accordance with the attached clause | Appendix 2

	Costs for Water	☑ A Water supplement shall be added in accordance with the attached clause: | Appendix 2

	Air Conditioning and Ventilation	☑ Costs for operation of specialized air conditioning and ventilation equipment are added in accordance with the attached clause:		| Appendix 2

	Electricity	☐ is included in rent	☑ Lessee has their own arrangement

	Stair Cleaning	☐ is included in rent	☑ arranged and paid for by Lessee

	Garbage and Trash disposal	As it is the Lessor’s responsibility to arrange space for garbage/trash disposal and to arrange to have the trash collected, it is the Lessee’s responsibility to sort and place trash in the designated bins in the designated place as well as voluntarily cooperates with any additional sorting categories that the Lessor may determine.

Garbage and trash disposal
☐ included in rent
☐ arranged and paid for by Lessee (though it is the responsibility of the Lessor to provide trash receptacles and a place to store them)

☑ included in rent for the portions of trash indicated below. It is the responsibility of the Lessee to assume the cost of collection, sorting, storage and transport for the remaining trash not indicated below:

		☑ household waste	☑ light bulbs	☐ hard plastic packaging
		☐ rough waste	☐ metal packaging	☐ hazardous wastes in accordance with regulations (1996-971) on hazardous waste
		☐ compostable waste	☑ uncolored glass packaging	☐
		☑ newsprint	☑ colored glass packaging	☑ Normal Office Waste
		☑ batteries	☑ cardboard boxes	☐

	Snow removal and sanding	☑ included in rent	☐ arranged and paid for by Lessee	☐ in accordance with appendix | Appendix
	Property tax	☐ included in rent	☑ compensation in accordance with a special agreement | Appendix 2

Unforeseen Costs		Should additional unforeseen costs related to the property arise, because of:

a) additional or increased taxes on the property, fees or licenses based on a judgment by the Court, Government, Municipality or other authority;

b)    general renovation or improvement costs related to the property, that are not specific to the locale, but which the Lessor is required to complete because of a decision by the courts, government, municipality, or other authority

The Lessee shall compensate the Lessor for the portion of costs incurred that are specific to the locale, based on a percentage of the annual costs for the entire property.

The Locale’s portion is percent. If the percentage is not given, this will be determined by the Lessee’s rent (not including VAT) relative to the total rental for the entire property (not including VAT) from the time before the cost increases. Locales that are not rented will be included at current market rent for the purpose of this calculation.

By tax in point a) Value Added Tax and property tax are not meant to the extent that compensation for these is paid in accordance with the above agreement. By unforeseen costs is meant such costs as were not determined at the time of contract in the instances listed under points a) and b). Compensation should be paid in accordance with the rules stated below on rent payments.
Clarification
Note that in some cases, in addition to a check in a box, it may be necessary to add an appendix to the agreement in order for the stipulations in the appendix to apply. This applies, for example, with index clauses, clauses about property tax, and the Lessee’s rights to a reduction of rent in the case of ordinary maintenance. Refer to the instructions issued by the organizations.
Sweden’s Properties form number 12B, prepared in 1998 in cooperation with the Swedish Retail and Sweden’s Hotel and Restaurant Association.

Reproduction is forbidden.

Signature:	Signature:

Lease Contract For Locale	Page 3 of 4 Number: 6711-101.1

Signers below have on this day affirmed the following rental contract:	A checked box means that the text following applies.

Value Added Tax (VAT)	☐ Property owner/Lessor is responsible for Value Added Tax for leasing the locale. Lessee shall pay above and beyond rent, compensation for any associated VAT.

☑ If property owner/ Lessor, upon a judgment from tax authorities, should become liable for Value Added Tax on the property, the Lessee shall pay compensation, above and beyond rent, for any associated Value Added Tax.

The Value Added Tax paid at the same time as rent shall be calculated on the basis of the rental amount alone, in accordance with rules valid at that time, and in accordance with agreements in the Lease contract regarding supplementary payments or other additional compensation.

If the Lessor, as a result of a Lessee’s independent action — such as subletting of the locale (even subletting to their own company), or abandonment —become liable for VAT in connection with a judgment by the tax authority, the Lessee shall compensate the Lessor in full the requested amount. The Lessee shall, furthermore, pay compensation for costs that arise in connection with the Lessor’s lost claim to a deduction for VAT paid on operation costs that arise through the Lessee’s actions.

Rent Payment	Rent shall be collected without demand in advance no later than the last business day before each: | Post Acct. Nr. | Bank Acct:
5283-3829

☐ start of the month ☑ start of the quarter via a deposit to:

Interest, payment reminders	If rent is late, the Lessee shall include interest in accordance with the Interest laws, as well as compensation for mailed reminder costs, in accordance with rules about compensation for collection costs, etc. The compensation for the reminder will be the amount which is valid for each occurrence in accordance with the judgment on compensation for collections, etc.

Maintenance, etc.	☐ Lessor shall conduct and pay for maintenance of locale, and any fixtures that belong to him	Excepting the following that is the | Appendix Lessee’s responsibility:

	☐ Lessee shall pay for necessary maintenance of floors, walls, and ceiling, including fixtures supplied by the Lessor	Lessee’s responsibility for maintenance includes | Appendix

If the Lessee neglects his maintenance obligation, and does not make timely corrections after written request, the Lessor has the right to fulfill the obligation at the Lessee’s expense

	☑ Division of maintenance responsibility is outlined in a special appendix:	Appendix 5

Care and management	Absent an agreement, the Lessor is responsible for care, management and upkeep of common and joint areas.

Lessee does not have the right, without written permission from the Lessor, in the locale or within the property to install or modify the property in any way that directly involves structural elements of the building, or modify or install any system that is important for the building’s function, such as Air Conditioning, electrical, Ventilation system, etc. that belong to the Lessor.

Sprinkler heads and vents for ventilation may not be built over or modified by the Lessee in such a way that the operation of said fixtures is impaired. It is the responsibility of the Lessee to ensure that any modifications or renovations that involve radiators or heating elements preserve their operation and effectiveness.

Audit Inspections	If, in connection with an authority’s audit, the electricity or sprinkler systems are found to be in violation in connection with the Lessee’s installation, the Lessee, at his own cost, will make corrections in accordance with the authority’s requirements. If the Lessee, within the prescribed time does not correct the violation, the Lessor has the right to make corrections at the Lessee’s expense.

Access to certain areas	Space provided for Building maintenance, and personnel from Power and water companies, Telia AB or similar companies must be accessible. It is the Lessee’s responsibility to maintain access by not blocking access to meters and similar spaces with boxes, piles, goods or other material.

Construction declarations	If the Lessee, in accordance with determinations in this contract or otherwise initiates maintenance, improvements or other modifications to the space, the Lessee shall provide the Lessor well in advance of the construction with a construction declaration — to the extent that these have been worked out — concerning the products and materials to be used in the space.

Planning and Building Act Fees (PBL)	If the Lessee undertakes modifications in the space without permission, and the Lessor, as a result of the rules in the Planning and Building Act is forced to pay a building fee or additional fine, the Lessee shall pay to the Lessor the corresponding sum.

Reduction of rent	The Lessee does not have the right to a reduction of rent for the space for such time as the Lessor needs to return the space to the contracted condition, or to perform some other work as detailed in the contract

	☐ The Lessee’s right to a reduction in rent when the Lessee is required to perform maintenance in the space or for the building in general is governed by an appendix	Appendix:

Authority Demands	It is the responsibility of: ☐ Lessor ☑ Lessee	at their own responsibility and expense to answer for requirements that the Security company, or Building Department, Environment or Public Health Departments, Fire Departments, or any other authority assigns after the day of possession for use of the space. The Lessee shall consult with the Lessor before the measures are undertaken.
Clarifications
Note that in some cases, in addition to a check in a box, it may be necessary to add an appendix to the agreement in order for the stipulations in the appendix to apply. This applies, for example, with index clauses, clauses about property tax, and the Lessee’s right to a reduction of rent in the case of ordinary maintenance. Refer to the Instructions issued by the organizations.
Sweden’s Properties form number 12B, prepared in 1998 in cooperation with the Swedish Retail and Sweden’s Hotel and Restaurant Association.
Reproduction is forbidden.

Signature:	Signature:

Lease Contract For Locale	Page 4 of 4 Number: 6711 — 101,1

Signers below have on this day affirmed the following rental contract:	A checked box means that the text following applies.

Signs, awnings, windows and doors	Lessee has the right, after consultation with the Lessor, to erect signs for the business, with the condition that the Lessor has no justifiable basis for an objection and that the Lessee has acquired the necessary permits from the appropriate authorities. Upon moving, the Lessee has the responsibility to restore the façade of the building to acceptable condition.

With more comprehensive building maintenance, such as façade renovation, it is the Lessee responsibility and at his own expense without compensation, to remove and remount signs, awnings, and antennas.

The Lessor agrees to restrict the posting of any additional signs, vending machines or display cases on the outer wall of the Lessee’s rented space without the consent of the Lessee, and gives the option to the Lessee to install vending machines and display cases on the walls in question

	☐ Lessor ☑ Lessee shall be responsible for damage to:	☑ windows	☐ display windows	☑ entrance doors
		☑ signs	☐

☐ Lessee is responsible to sign and maintain insurance for glass breakage for both glass in display windows and entrance doors.

Locks	It is the responsibility of: ☐ Lessor ☑ Lessee	to outfit the space with locks and security equipment which are necessary to ensure the business or company’s security

Force majeure	The Lessor is released from is responsibility to fulfill his part of the contract and from liability to repair damage if his obligation may not be fulfilled, or only fulfilled at enormous cost because of war or riot, because of a suspension of work, blockage, fire, explosion or interference by public authorities that the Lessor cannot control or foresee.

Security	The precondition for this contract’s validity is that security in the form of: ☐ bank guarantee ☐ personal guarantee ☐ be submitted no later than:			| Appendix

Special Conditions	The appendices attached, 1 – 6C apply as if they were included in this contract.			Appendix:

Signature	This contract, which may not be signed without consent, has been prepared in two identical copies, of which the parties have each taken one. Earlier agreements concerning the space are superseded from the date this contract goes into effect.

	Place/Date Malmo the 21st of July 2008		Place/Date

	Lessor Fastighets AB Remulus Lund 3		Lessee Sony Ericsson Mobile Communication AB

	[signature] [signature]		[signature]

	Printed Name Steffan Hogfrid Richard Hultin		Printed Name [stamp:] Hideki Komiyama

Agreement about move out	On the basis of the agreement concluded this day, the contract ceases to be in effect from and including until such time as the Lessee commits to moving out
	Place/Date Lessor		Place/Date Lessee

Transfer	The above lease contract is transferred from and including on

	Outgoing Lessee		Incoming Lessee	|Person Number/Organization Number

Above Transfer is approved	Place/Date	Lessee
Clarifications
Note that in some cases, in addition to a check in a box, it may be necessary to add an appendix to the agreement in order for the stipulations in the appendix to apply. This applies, for example, with index clauses, clauses about property tax, and the rights to a renter of a reduction of rent in the case of customary maintenance. Refer to the Instructions issued by the organizations.
Sweden’s Properties form number 12B, prepared in 1998 in cooperation with the Swedish Retail and Sweden’s Hotel and Restaurant Association. Reproduction is forbidden

Signature:	Signature:

Signature:	Appendix 0	1(1)

Lessee:	Sony Ericsson Mobile	Appendix Notes
Communication AB

Property:	Kv. Forskaren 3, House 2	Lease Contract nr. 6711-101.1
Appendices to Lease Contract Nr. 6711-101.1
1.	The condition, size, scope and use of the premises

2.	Rent and additions to the rent

3.	Special Conditions

4.	Drawings of the layout and scope of the premises

5.	Division of responsibilities: care, maintenance and operations

6.	Project completion with associated sub appendices
a.	Division of responsibilities relating to investments

b.	Decision schedule

c.	Brief technical description
Lease Contract 6711-101.1

Signature:	Appendix 1	1(3)

Lessee:	Sony Ericsson Mobile	CONDITION, SIZE,
	Communication AB	EXTENT AND USE OF THE PREMISES

Property:	Kv Forskaren 3, House 2	Lease Contract nr. 6711-101.1
1.	THE EXTENT AND USE OF THE PROPERTY
The areas below are leased through this contract. The premises shall be used for office use, research and development for the lessee’s own business.
The extent and usage of the premises are:

Floor	Area (m2) BRA	Usage
1	200	Server Room
2	1551	Office, conference, dining room and cafe
3	1424	Office
3	41	Walkway
4	1264	Office

Total:	6068
The extent of the leased premises has been marked on the attached drawings, appendix 4. The people that sign this Lease Contract shall also be those who operate the business in the premises as listed above. In any case, the lessee is liable to apply for tax liability should they let (i.e. sublet). Subletting shall not be done without the lessor’s approval.
2.	ENVIRONMENTAL IMPACT
The Lessee shall obtain, before moving into the property, the necessary permits for the business that shall be conducted in the premises, and ensure that the business shall be operated in accordance with laws, regulations and ordinances that apply to the business.
The Lessee is responsible to inform the Lessor immediately about permits that have been applied for as well as decisions and results of the applications.
The Lessee is responsible to immediately inform the Lessor should any pollution or some other issue that can cause harm or is hazardous to health or the environment be discovered or occur in the locale.
If a judgment, penalty or liability is directed against the Lessor based on an accident or injury for which the Lessee is responsible according to the current environmental law, and which arose because of the business that is operated or has been operated by the Lessee in the premises, the Lessee commits to hold the Lessor harmless. This liability shall apply even after the Lease Contract’s termination.
Lease Contract 6711-101.1

Signature:	Appendix 1	2(3)

Lessee:	Sony Ericsson Mobile	CONDITION, SIZE,
	Communication AB	EXTENT AND USE OF THE PREMISES

Property:	Kv Forskaren 3, House 2	Lease Contract nr. 6711-101.1
In case the Lessee undertakes remediation in the premises, the Lessee agrees to not direct any demand against the Lessor based on these steps or so long as this remediation is not incumbent on the Lessor according to law.
During the move-out inspection, see appendix 3 point 6, an investigation of any hazards to the environment or health. Necessary cleaning or other remediation shall be arranged and done at the expense of the Lessee if such hazards to the environment or health were caused by the Lessee. The tasks shall be done after agreement with the Lessor.
3. THE PREMISE’S EXTENT AND CONDITION
The premises, with the associated space is leased in accordance with what is contained in Appendix 6B, Technical description, with the negotiations included in this and in general should be kept in existing condition.
Furnishings depicted in the drawings in appendix 4 are not included in the lease.
Regardless the premise’s extent and condition, the lessor retains the right to make such changes and additions that are necessitated by the building’s construction, other similar reasons or that are required by the authorities concerned. In such case, reasonable care shall be taken of the Lessee’s wishes.
4. OPERATIONS
The property’s basic installations for cooling and ventilation that the lessor maintains are in operation between 8:00 a.m. and 8:00 p.m. on weekdays. The lessee and the lessor shall discuss the operation period and adjust according to the times that the locales are actually in use. Outside this operational time the ventilation and cooling can be operated manually. During maintenance and remodeling work, which requires stop during normal office time, the lessor shall inform the lessee in adequate time for the business. The lessor shall consult with the lessee regarding the planning of such stop so that it doesn’t compromise the lessee’s safety and that care is taken for the lessee’s business.
5. MAINTENANCE, ETC.
Responsibility for maintenance follows in detail from the Division of Responsibilities for management, operation and maintenance, appendix 5.
The quarter Forskaren 3 consists of two complexes, house 1 and house 2 (see attachment 4, situation plan). For combined costs within the quarter Forskaren 3, house 2 accounts for 53%.
Lease Contract 6711-101.1

Signature:	Appendix 1	3(3)

Lessee:	Sony Ericsson Mobile	CONDITION, SIZE,
	Communication AB	EXTENT AND USE OF THE PREMISES

Property:	Kv Forskaren 3, House 2	Lease Contract nr. 6711-101.1
The lessee retains the right to compensation or reduction of rent for damage or impingement on usage that is caused in connection with maintenance and operation, or through some interruption in the provision of heat, cooling, water, sewer, electricity, ventilation, etc.
The lessor shall consult with the lessee in good time before the work is started for any maintenance work that will affect the lessee.
6. FIRE SAFETY
The lessee is responsible for fire safety for their business in the leased locale. The lessor shall be responsible for the property’s fire safety in accordance with the requirements of the authorities.
Lease Contract 6711-101.1

Signature:	Appendix 2	1(2)

Lessee:	Sony Ericsson Mobile	RENT AND ADDITIONS TO RENT
Communication AB

Property:	Kv Forskaren 3, House 2	Lease Contract nr. 6711-101.1
1. RENT AND INDEX
Base Rent (Eleven million two hundred eighty five thousand one hundred twenty six) 11 285 126 SEK is correlated with the index number (CPI) for the month of October 2007. The rent shall be adjustable annually and be based on an amount, which is derived from the base rent increased proportionally by the change reflected in the Consumer Price Index, total index, with the year 1980 as a basis. To determine the change in the consumer price index, the index number for the month of October 2007 is compared with the same index for the month of October for the year before the year during which the changed rent shall apply.
The derived rent shall nevertheless never be set lower than the rent amount given in the contract.
2. HEAT, COOLING, PROPERTY’S ELECTRICITY, VENTILATION, WATER- AND SEWER
Lessee shall pay compensation for the lessor’s fixed and variable costs for heat, cooling, property’s electricity, ventilation, water and sewer at the same time as rent and as an addition to the rent.
Heat-, cooling-, property’s electricity-, ventilation-, and water- and sewer-supplements are derived as follows:
The lessor’s own costs for usage of heat, cooling, the property’s electricity, and water and sewer within the property and the building is paid partly through an amount on account based on calculated costs in connection with rent payment, in part through an annual final balance. The final balance shall happen in connection with the rent notice in the second quarter for the calendar year directly following.
The lessee retains the right to sign their own subscription for the above named media. The lessor shall nonetheless be given the possibility to take part in the actual usage.
3. THE BUSINESS’S ELECTRICITY
The lessee shall sign their own subscription for electrical power that covers all of the property’s parts.
4. PROPERTY TAX AND OTHER FEES
As an addition to the rent, the lessee shall pay, as an addition to the rent during the rental period, 53 % of the applicable property taxes, fees or assessments according to the decisions of the Parliament, government, county or the authority.
The property tax shall be paid in cooperation with the lessee. It shall be assessed based on the property’s classification as an industrial site.
Lease Contract 6711-101.1

Signature:	Appendix 2	2(2)

Lessee:	Sony Ericsson Mobile	RENT AND ADDITIONS TO RENT
Communication AB

Property:	Kv Forskaren 3, House 2	Lease Contract nr. 6711-101.1
5. CANCELLATION COMPENSATION
The rental period is from and including 01 November 2009 to 31 October 2016. In the event that the lessee gives up the locale by moving out by 31 October 2013, the lessee shall pay the lessor compensation corresponding to five (5) month’s rent. The compensation shall be treated as an indemnity for which VAT is not due.
6. INFORMATION REGARDING THE LESSEE’S OWN INVESTMENTS IN THE LOCALE
The lessee commits that no later than 31 January each year it will provide information about which investments (which cover new building, additions and renovation as well as what is included in the so called extended repair allowance) shall be made in the leased locale during the coming calendar year. This information shall include:
•	Description of the respective tasks

•	Total expenditure for the respective investment

•	Total VAT included that is attributable to the respective investment

•	Deductions included in the VAT for the respective investment.
Lease Contract 6711-101.1

Signature:	Appendix 2	1(4)

Lessee:	Sony Ericsson Mobile	SPECIAL TERMS
Communication AB

Property:	Kv Forskaren 3, House 2	Lease Contract nr. 6711-101.1
1. RENTAL PERIOD AND ACCESS
Rental period’s first day is called the access day. From and including this day the rent is due and the locale can then be managed by the lessee for the lessee’s furnishing and in general used for the specified purpose.
The lessee understands that a variation from the given access day, which is preliminary, may occur and that this shall not have any other consequence than that the access day and thereby the rent payment is moved a certain time before or after the aforesaid day. The lessor shall announce the definitive access day no later than four (4) months in advance.
The length of the lease period shall be unchanged by the shift of the scope that occurs as a result of the change in the access day.
The lessee commits to accept without compensation the eventual provisional arrangements, adjustment work, finish painting, etc. which is normally required in connection with move in and also under a shorter time after the locale is put in use. It is the responsibility of the lessor to ensure that such errors and omissions that can be meaningful for the lessee’s use of the locale are remedied without delay, with respect for the lessee’s business, and in such a way that the lessee’s safety is not endangered.
2. RENOVATION, ETC. DURING THE RENTAL PERIOD
The lessee has the right at their own cost to carry out building-, installation- or furnishing work within the locale if this work is approved in writing by the lessor. The lessee must also obtain the lessor’s approval for the use of hired consultants and contractors before they begin work.
Investment costs, assessed- and deducted VAT costs associated with this point, shall be reported according to Appendix 2 “Reporting regarding the lessee’s own investments in the locale.”
The work shall be carried out in a workmanlike manner and in accordance with applicable laws, norms, and constitutional as well as the property’s environmental standards. The lessee shall also acquire, and pay for the necessary permissions from the authority as well as bear costs for the changes in the locale’s site drawings that re caused by the work. The lessee shall be responsible for and/or pay compensation to the lessor for any damage and increased costs that this renovation work causes. After finished renovations in accordance with this point, the lessee shall be responsible for updating of related documents for the locale.
If nothing else is agreed in connection with approval of plans per above, the locale shall be returned by the lessee to the original state upon moving out of the locale.
Lease Contract 6711-101.1

Signature:	Appendix 3	2(4)

Lessee:	Sony Ericsson Mobile	SPECIAL TERMS
Communication AB

Property:	Kv Forskaren 3, House 2	Lease Contract nr. 6711-101.1
3. INSURANCE
The lessor commits to sign and hold in force appropriate Property insurance during the lease period. The lessee is responsible for costs arising from changes to the lessee’s business from that planned at move-in, according to Appendix 1 point 2.
The lessee is liable to have business insurance, including liability insurance for the business that the lessee operates in the locale.
The lessee is responsible for the costs of insurance for the property that belongs to the lessee, liability insurance and other business insurance associated with the business
4. PROOF OF REGISTRATION
The lessee is responsible to inform the lessor all the applied for changes to the Company business that require a changed proof of registration and changed ownership.
The notice shall be in writing by the lessee sending a new company registration/proof of registration, or alternatively a proof of change to the lessor when the changes occur.
5. ADDRESS
Sony Ericsson Mobile Communication AB, Nya Vattentornet, 221 88 Lund is the address that the lessor can send termination or notices touching on the lease arrangements.
6. SIGNS
The lease confers the right to use the façade surface for lit advertisement or other signage on the leased building. The lessee’s suggestion for signage should be approved by the lessor before the lessee at his own cost applies for a building permit for the sign. The project planning, production, mounting, operation and maintenance, repairs and eventual change of bulbs for lit advertisement or other signage shall be at the expense of the lessee along with arranging for electrical power including necessary installation. Lessee shall be responsible for eventual advertising tax for the sign.
Lease Contract 6711-101.1

Signature:	Appendix 3	3(4)

Lessee:	Sony Ericsson Mobile	SPECIAL TERMS
Communication AB

Property:	Kv Forskaren 3, House 2	Lease Contract nr. 6711-101.1
7. MOVE OUT
The lessee shall at move out entail the property that the lessee owns and installed in the locale, and in the indicated space as well as also in general on the property after the signing of this lease contract.
If the lessee removes such property indicated in the first paragraph, the lessee shall be responsible to remedy any damage that may occur in the locale in this connection so that the locale is left in acceptable condition. For judging what is acceptable condition, attention should be paid to those who have maintenance responsibility under Appendix 1 § 5.
The parties shall at move out together conduct a move out inspection of the locale and determine a protocol over any noted negotiations and eventual requirements for remedies.
8. THE PROPERTY’S OPERATION AND CLEANING RULES
The lessee commits themselves to follow the lessor’s rules and advice about the property’s operation and cleaning from time to time. These rules cover, for example, delivery and transport to and from the property and source sorting.
9. PREMATURE USAGE OF THE LOCALE
The lessee has the right according to the terms given in appendix 6, begin their own installation and furnishing work in the locale in coordination with the project schedule appendix 6 and agreement with the lessor and their entrepreneurs.
In the event the lessee contracts with the lessor in order to install, equip and operate the business within the locale before the lease period begins, the lessee shall bear the risk for all of their own furnishing and property within the locale as well as their eventual effect on the locales and the house in general.
10. CONDITIONS FOR THIS CONTRACT’S VALIDITY
This lease contract is conditional for its validity upon the decision and permission below that the lessor has obtained:
•	Investment decision within the Skanska Concern
The lessor shall, no later than 01 September 2008 inform the lessee in writing if this formal investment decision or another authority permission has not been obtained.
Lease Contract 6711-101.1

Signature:	Appendix 3	4(4)

Lessee:	Sony Ericsson Mobile	SPECIAL TERMS
Communication AB

Property:	Kv Forskaren 3, House 2	Lease Contract nr. 6711-101.1
11. AUTHORITY REGULATIONS
For the addition of the café in the bottom floor (111 square meters) as well as the walkway (41 square meters) between house 1 and house 2 the necessary building permits are required. In the event that the necessary building permits are not obtained, the areas will be excluded from this contract. Because of this, the base rent shall then be reduced by 276 000 SEK.
12. PARKING
In the contracted rent is included use of 122 marked parking places within the Property. The associated parking places follow from appendix 4.
13. ASSIGNMENT AND SUBLETTING
The lessee retains the right to assign the right to rent the locale if this is agreed upon in writing with the lessor. Similarly, the lessee retains the right to sublet the leased locales or allow another person to pay if this is approved in writing by the lessor. In the event that assignment or subletting cause additional costs for the lessor, the lessee shall bear the costs.
Lease Contract 6711-101.1

[hw] Appendix 4 1(6)
Placement sketch — Sony Ericsson
House 2 floor 0 Scale 1:200/A3
Date: 25 June 2008
Kv. Forskaren 3
Text in Diagram:
Serverrum = Server Room
Forrad — Storage
Tele = telephone
EL = Electricity
Pass. = passage
Trappahall = Stair landing
Trappa 1 = Stairway 1
Driftcentral = Operations Center
Undercentral = Under Center

[hw] Appendix 4 2(6)

Number of bathrooms:	16 units
Number of Meeting rooms:	8 units
Placement sketch — Sony Ericsson
House 2 floor 1 Scale 1:200/A3
Date: 25 June 2008
Kv. Forskaren 3

[hw]Appendix 4 3(6)

Number of work places:	114 units
Number of bathrooms:	8 units
Number of Meeting rooms:	19 units
Workplaces per Bathroom:	14 units
Meeting Rooms per workplace:	6 units
Placement sketch — Sony Ericsson
House 2 floor 2 Scale 1:200/A3
Date: 25 June 2008
Kv. Forskaren 3

[hw] Appendix 4 4(6)

Number of work places:	114 units
Number of bathrooms:	8 units
Number of Meeting rooms:	17 units
Workplaces per Bathroom:	14 units
Meeting Rooms per workplace:	7 units
Placement sketch — Sony Ericsson
House 2 floor 3 Scale 1:200/A3
Date: 25 June 2008
Kv. Forskaren 3

Number of work places:	118 units
Number of bathrooms:	8 units
Number of Meeting rooms:	17 units
Workplaces per Bathroom:	15
Meeting Rooms per workplace:	7
Placement sketch — Sony Ericsson
House 2 floor 4 Scale 1:200/A3
Date: 25 June 2008
Kv. Forskaren 3

[hw] Appendix 4 6(6)

6711-101.1 House 2
Parking places
Green markings indicate parking places
Belonging to House 2 lease 6721-101.1
Symbol Legend
Koryta Asfalt = Asphalt Driving Surface
Gangyta Betongplatser = Walking Surface Concrete
Gang = Walkway
Cykel Stilla = Bike Rack
Startrad = star tree
Kantsten = Curb
Plattrad i Husliv = Row of tiles in house life
HUS 2
HUS 1
park
Curb only partially drawn
Printed in A3 GER Half Scale
Boundary drawing. Kv. Forskaren 3, Lund
SKANSKA
Lars Arvidson / Planning
KV. FORSKAREN 3, LUND
SKANSKA

Signature:	Appendix 5	1(5)

Lessee:	Sony Ericsson Mobile	DIVISION OF RESPONSIBILITIES REGARDING
	Communication AB	MANAGEMENT, OPERATION AND MAINTENANCE

Property:	Kv Forskaren 3, House 2	Lease Contract nr. 6711-101.1
1. SCOPE
This division of responsibility governs responsibility for care, operation, maintenance and replacement of installations for building, ventilation, cooling, heat, sanitation, electricity, telephone, elevator, management and oversight within the locale.
2. DIVISION OF RESPONSIBILITY
Generally, the lessor is responsible for care, operations and maintenance as well as replacement. The lessee is responsible for maintenance of finishes, locks and alarm systems and for maintenance and operation of the furnishing and equipment provided by the lessor. The lessee is responsible for lessee installed and/or purchased equipment including care, operation and maintenance as well as exchange.
Departures from this in connection with the above follow from the division of responsibility below.
The lessee is aware that the lessor, their consultants and entrepreneurs must have access to the locale so that the lessor can attempt to fulfill their requirements. Access to the locale shall happen after agreement with the lessee so that care is taken for the lessee’s business and that their safety is not endangered.
With damage, error and violations caused by crime, injury, negligence of the lessee or a third party, or their operation in general, the lessee is responsible for operation, maintenance or costs for replacement.
3. PRINCIPLES FOR COMPENSATION
Costs for care, operations and maintenance as well as replacement shall be paid by the responsible party. The lessee’s responsibility for replacement of equipment only applies to equal function. Responsibility for increased capacity, improved function, etc. shall be agreed upon between the parties.
4. DEFINITIONS
Definitions below are taken from AFF (Agreement for Property Management) second edition, March 1996.
Care:
Operational activities that cover observation of function for a selected object and reporting of eventual deviations.
Lease Contract 6711-101.1

Signature:	Appendix 5	2(5)

Lessee:	Sony Ericsson Mobile	DIVISION OF RESPONSIBILITIES REGARDING
	Communication AB	MANAGEMENT, OPERATION AND MAINTENANCE

Property:	Kv Forskaren 3, House 2	Lease Contract nr. 6711-101.1
Operations:
Activities with an expected interval less than one year which are intended to preserve the function of a management object.
Maintenance and Replacement:
Activities that are intended to restore function in a management object.
The following abbreviations have been used:
P = Property Owner/Lessor
L = Lessee
5. DIVISION OF RESPONSIBILITIES FOR LEASED LOCALES

		Responsible for	Responsible for
Name	Equipment	care	Operations	Responsible for Maintenance and replacement	Notes
Grounds

Surfaces	Asphalt	L	P	P
	Gravel	L	P	P
	Curbs	L	P	P
	Line painting	L	P	P
	Snow removal	L	P	P
	Cleaning	L	L	P

Plantings	Care	L	P	P	2 times a year

HOUSE

Signs	Signs	L	L	L
	Sign Support	L	L	L

Windows (assembly)	Glass	L	L	P
	Inside frame	L	L	P
	Inside sash	L	L	P
	Fittings	L	L	P
	Window cleaning	L	L

Facade	Cleaning	L	P	P

Doors	Door	L	L	P
	Glass	L	L	P
	Lock case	L	L	P
	Cylinder	L	L	L
Lease Contract 6711-101.1

Signature:	Appendix 5	3(5)

Lessee:	Sony Ericsson Mobile	DIVISION OF RESPONSIBILITIES REGARDING
	Communication AB	MANAGEMENT, OPERATION AND MAINTENANCE

Property:	Kv Forskaren 3, House 1	Lease Contract nr. 6711-101.1

		Responsible for	Responsible for
Name	Equipment	care	Operations	Responsible for Maintenance and replacement	Notes
	Handle	L	L	P
	Electrical lock	L	L	L	Safety
	Electrical Strike plate	L	L	L	Safety
	Magnet	L	L	L	Safety
	Card reader	L	L	L	Safety
	Code lock	L	L	L	Safety
	Siren	L	L	L	Safety
	Emergency escape	L	P	P	In consultation with P
	Door closer	L	L	P	Fire Door
	Safety lock revolving door	L	L	L

Fire extinguishers	Fire extinguisher	L	L	L	Hand extinguisher

Floor	Stone floor	L	L	P
	Textile rug	L	L	L
	Linoleum	L	L	L
	Semiconducting floor	L	L	L	Only technical spaces
	Ceramic floor	L	L	L/P	Maintenance P Replacement L

Walls	Carpentry	L	L	P	Cabinets etc.
	Tapestry/weaving	L	L	P
	Painting	L	L	L

Inner roof	Roof	L	L	P
	Ceiling	L	L	P

Parties	Metal	L	L	P
	Wood	L	L	P
	Glass	L	L	P

White Goods	refrigerator/freezer	L	L	L	Installed by L
	Microwave oven	L	L	L	Installed by L
	Washing machine	L	L	L	Installed by L

Café in Ground floor	Finishes	L	L	P
	Equipment and furnishings	L	L	L
	Grease Trap	L	P	P

Plumbing

Sanitation	Pantry	L	L	P
	Kitchen	L	L	P
	WC	L	L	P
Lease Contract 6710-101.1

Signature:	Appendix 5	4(5)

Lessee:	Sony Ericsson Mobile	DIVISION OF RESPONSIBILITIES REGARDING
	Communication AB	MANAGEMENT, OPERATION AND MAINTENANCE

Property:	Kv Forskaren 3, House 2	Lease Contract nr. 6711-101.1

		Responsible	Responsible for	Responsible for Maintenance and
Name	Equipment	for care	Operations	replacement	Notes
	Bathroom/Shower	L	L	P
	Cleaning	L	L	P
	Cleaning of waste	L	P	P
	Sink	L	L	P
	Showers	L	L	P
	Central vacuum cleaner	L	L	L/P	Installed by P, maintenance L, replacement P
	Ductwork	L	L	L

Electrical — other

Lighting	Light Fixture	L	L	P	Installed by P
	Light Fixture	L	L	L	Installed by L
	Light Source	L	L	L

	Transmission poles	L	L	L

Evacuation	Signs	L	L	P	Requirements of Authorities, P

Reserve Power	Unit	L	L	L

Elevator	Interior finishes elevator car	L	L	P	For other parts, P is responsible

Cooling	Safety Room	L	L	L
	GSM Room	L	L	L
	Cross connection room	L	L	L
	UPS Room	L	L	L

Evacuation alarm	speakers	L	P	P
	Heat detector	L	P	P
	Smoke detector	L	P	P

Sprinkler	Central	P	P	P
	Plumbing	P	P	P
	Sprinkler head	L	P	P

Burglar alarm	Sensor	L	L	L
	Central unit	L	L	L
	Alarm panel	L	L	L
	Transfer equipment	L	L	L

Entrance control equipment	Card reader	L	L	L
	Sub center	L	L	L
	Central unit	L	L	L
Lease Contract 6711-101.1

Signature:	Appendix 5	5(5)

Lessee:	Sony Ericsson Mobile	DIVISION OF RESPONSIBILITIES REGARDING
	Communication AB	MANAGEMENT, OPERATION AND MAINTENANCE

Property:	Kv Forskaren 3, House 2	Lease Contract nr. 6711-101.1

		Responsible	Responsible for	Responsible for Maintenance and
Name	Equipment	for care	Operations	replacement	Notes
	Safety lock	L	L	L

Data network/	Network	L	L	L
Telephone network	Backbone	L	L	L
	Data/Telephone sockets	L	L	L
	Communication equipment	L	L	L
	Cable TV to demarcation point	L	P	P	Installed by L to connection point
	Cable TV from demarcation point	L	L	L
	TV Monitoring	L	L	L

Alarm signal	Bathroom/shower	L	L	P
	Break Room	L	L	P

Environmental, etc.	Environmental Station	L	L	P
	Cleaning center	L	L	L

Forced Air	Ductwork	L	L	L
Lease Contract 6711-101.1

Signature:	Appendix 6	1(6)

Lessee:	Sony Ericsson Mobile	PROJECT IMPLEMENTATION
Communication AB

Property:	Kv Forskaren 3, House 2	Lease Contract nr. 6711-101.1
1. ASSUMPTIONS
This appendix governs the lessor’s and the lessee’s roles as well as their respective rights and duties under the planning and execution phase as well as how meetings, information, notice and eventual changes in the project will be handled.
The appendix shall apply during the time from the lease contract’s signing up until the lease period start. The Appendix ceases to apply when all conditions for which this appendix applies have been finally organized and enforced in an agreement.
2. PROJECT AND DECISION SCHEDULE
The Decision schedule (appendix 6B) describes when the lessor shall be informed so that the project schedule can be held to. The Schedules will be continually updated with increased detail for upcoming decisions and transferred to the lessee. In cooperation with the lessee, the move in plan shall be constructed.
After an agreed time according to the decision schedule, the lessee does not have the right to request changes or additions to the activities.
3. NEGOTIATION
The Lessor shall arrange for the work in the leased locale by all contractors, and allow planning and construction for the lessee according to this lease contract.
If the lessor and lessee agree about changes or additions after the lease contract is signed, they should execute an agreement lease contract. Such an agreement between the lessor and lessee shall take precedence over any above negotiations or earlier agreement.
In connection with the lease start, the negotiations that describe the leased locale’s final scope and operation shall replace earlier sections in the lease contract’s appendix 4.
4. WORKFORMS
Ombudsman for the lessee (LO) is Anna Boman or Jan Andersson, both have their own right to decide.
Ombudsman for the lessor/property owner (PO) is Per Hanson.
Lease Contract 6711-101.1

Signature:	Appendix 6	2(6)

Lessee:	Sony Ericsson Mobile	PROJECT IMPLEMENTATION
Communication AB

Property:	Kv Forskaren 3, House 2	Lease Contract nr. 6711-101.1
A change of ombudsman shall be announced in writing.
Special program meetings shall be held on an ongoing basis while the project is active, at least each 14th day during the current program and planning time in order to define the lessee’s requirements and select solutions. These meetings shall be formal meetings and happen with the participation of the PO and LO. For the lessor the Main Contractor (MC) shall also take part. AT the meetings the program and planning work shall be compared with the current decision schedule.
The lessor and lessee shall agree at the first program meeting which documents shall be sent to the lessee in the planning phase.
5. ORDERS, CHANGES AND ADDITIONS
The lessee, during the planning phase, may influence the hired locale’s construction and functions, including changes and additions assuming that the lessor accepts this.
The lessee shall submit orders in according with the decision schedule or, if an order is not included in the decision schedule and nothing else is agreed, no later than 10 work days from the day that the lessor requested the order. An order shall be submitted in writing if nothing else is agreed.
If an order is not submitted in accordance with the above, the lessor has the right to arrange the construction in accordance with the generally agreed standard in order to, if possible, avoid economic consequences and/or delays for the project. After an order is submitted or the lessor has selected per above, the construction is considered determined.
If the lessee’s order carries changes to or additions to the contracted construction, the lessor shall inform the lessee of this and steps shall be recorded on the ATA (Change and Additions Work) list for further negotiations, see below.
With changes and additions the following applies: should the lessee request another method or function than what was agreed, decided or reported between the parties earlier, the construction or order may cause a changed schedule and/or costs.
Lease Contract 6711-101.1

Signature:	Appendix 6	3(6)

Lessee:	Sony Ericsson Mobile	PROJECT IMPLEMENTATION
Communication AB

Property:	Kv Forskaren 3, House 2	Lease Contract nr. 6711-101.1
6. ORDERS, CHANGES AND ADDITIONS
The PO is responsible for preparing a current Additions and Change list that records the requested changes and additions for completion in accordance with this lease contract. The list shall, in part, specify the current changes and additions under consideration, in part, specify changes and additions decided upon including agreed adjustments. The Additions and Change list shall continually correspond to the program meeting.
Changes and additions shall be handled as below:
1.	Lessee or lessor requested changes/additions should be entered on the Additions and Change list.
2.	Lessor or Main Contractor shall provide a cost estimate, and shall report to the lessee the basis for the judgment of the costs accuracy. The estimate shall cover materials, goods, work management, work, assistance, sub-contractors, etc. as well as preparation, planning, organization and workplace, etc. with activities for completion. The price should also include the Main Contractor’s costs and the contractor’s commission of 12%. Previous/superseded projects according to the agreement will be set down at the amount of work included or expected to be included in the lessor’s commitment. The difference between these postings will make up the change costs.
3.	LO and PO shall agree about the execution of changes/additions as well as the cost management.
Earlier procedures shall be valid until new ones can be agreed upon. Changes and additions shall be agreed in writing between PO and LO. For written agreement, the protocol from the program meeting shall be followed.
If a change or addition requires planning or other preparation as a basis for calculating costs or estimating the amount of time required, the lessee shall prepare a report of the change or addition before the cost management and time estimate can be given.
Lease Contract 6711-101.1

Signature:	Appendix 6	4(6)

Lessee:	Sony Ericsson Mobile	PROJECT IMPLEMENTATION
Communication AB

Property:	Kv Forskaren 3, House 2	Lease Contract nr. 6711-101.1
7. COST MANAGEMENT OF CHANGES AND ADDITIONS
If a change or addition leads to increased costs, this shall be managed according to the principles below. If a change or addition leads to reduced costs, they shall be managed according to the second part in principal A.
A.	Rent supplements by increasing the base rent. Applicable with changes or additions at the locale or to their furnishings that the lessor considers as generally increasing the value, that is which probably provider higher income or lowered costs when leased to a typical lessee for this type of property.
Rent deduction through a reduction to the base rent applies for changes or additions that are only reducing, assuming that this is not judged to be generally lowering value, that is, which probably do not cause lower income or higher costs when leased to a typical lessee for this type of property.
B.	One time rent by an advanced payment of a specific amount or alternatively invoicing of an agreed amount directly from the Main Contractor. Applies with changes or additions to the locale or its furnishing that the lessor decides do not generally cause appreciation. The parties shall agree on an account payment for change- and addition work coordinated to the work’s progress.
A selection between principal A and principal B above shall proceed from a shared understanding between the lessee and lessor. Selection of principal A is limited to a maximal rent supplement of 200 SEK/m2. Calculation of this supplement shall be conducted as an annuity with 7 % interest over 10 years. In the event that the lessee leaves the locale by 31 October 2016, the remaining 3 year’s annuities shall be received as a one time payment.
The lessee may cancel the change and addition work for the café in the lower floor for a maximum of 1 500 000 SEK without resulting costs regulation according to this point.
The lessee still has a right to cancel change and addition work for a maximum of up to 1 200 000 SEK with the result that the base rent will increase by 10% of the costs for the cancelled change and addition work.
In case the lessee wishes separate office room, this can be cancelled for 25 000 SEK per room, with the assumption that it occurs according to the schedule in Appendix 6B. The costs for these office rooms can be kept under the above named 1 200 000 SEK, assuming that this limit hasn’t already been reached.
Lease Contract 6711-101.1

Signature:	Appendix 6	5(6)

Lessee:	Sony Ericsson Mobile	PROJECT IMPLEMENTATION
Communication AB

Property:	Kv Forskaren 3, House 2	Lease Contract nr. 6711-101.1
8. SCHEDULE CONSEQUENCES BASED ON CHANGES AND ADDITIONS
Changes or additions can mean that the lessee’s access to the locale is impeded. The lessor shall give notice of which delays can be expected with information about the requested changes and additions. Such delays will take place, if nothing else is agreed between the parties, without affecting the rental period or the schedule for rent payments according to lease contract. Agreed delays shall follow from the request.
Work that is not completed at the time the lease starts shall not in any case give the lessee the right to cancel the lease contract if this work is in connection with change/addition work requested by the lessee, or done by the lessee’s own work.
9. WALK THROUGH
The building where the locale is located is at the time of the lease contract’s signing under construction. Final inspection with the contractor that was selected by the lessor shall happen before the lease start date.
In order to determine that the lessor has fulfilled their duties to the lessee regarding the locale’s condition at the lease start date, the lessor and the lessee, with the lease contract and agreed changes and additions as a basis, shall together complete an inspection of the work the lessor has completed, which is documented and signed by the parties before the lessee accesses the locale, or before the lessee’s own work begins in the locale if this occurs before access.
With disputes regarding the locale’s condition at the lease period’s start, the project’s main inspector shall determine whether the locale is possible to access.
10. ARRANGEMENT OF LESSEE’S WORK
The lessee retains the right to access the locale and the right to begin their own work immediately after approval by the lessor and the Main Contractor. The lessee shall not be denied this access without special reason. The work covers mainly fixed installations such as data network, etc., but not loose installations if this has not been specially agreed. The lessee shall inform the lessor about the extent and time required for the lessee’s work before beginning this and the lessee’s work shall be done in coordination with the main contractor’s work.
Lease Contract 6711-101.1

Signature:	Appendix 6	6(6)

Lessee:	Sony Ericsson Mobile	PROJECT IMPLEMENTATION
Communication AB

Property:	Kv Forskaren 3, House 2	Lease Contract nr. 6711-101.1
The lessee, through hired side contractors, shall commit to accept the requirements set by the lessor through the main contract before the side contractor is allowed to come onto the worksite. Such conditions cover the workplace’s organization, access to production equipment, worker safety, contract terms in connection with MBL, as well as identification requirements, etc. (according to UE 2000 and BM 97 respectively), access time etc., so that the lessee’s work does not interrupt or disturb without a common understanding with the lessor and the main contractor.
The lessee shall compensate the lessor for eventual costs caused by the side contractor to the main contractor and the lessor, and which can arise in connection with the completion of the side contractor’s work and side delivery such as waste handling, required cleaning, painting, hole piercing and fire sealing at the installations, etc. An assumption for the lessee’s liability for payment is that the lessor will immediately inform the lessee that the side contractor’s work has caused these costs, with which the lessee shall refrain from completing the side contractor’s work.
Main contractor shall be responsible for scheduling of the lessee’s side contractors before the start of the lease period.
The lessee shall allow the following work to be done by a side contractor before the lease period:
Fixed furnishings and equipment
Installation for Video monitor
The lessee is responsible for damage caused by their own work and all damage which results from this work or their own work.
Lease Contract 6711-101.1

Signature:	Appendix 6A	1(3)

Lessee:	Sony Ericsson Mobile	DIVISION OF RESPONSIBILITIES
	Communication AB	COVERING INVESTMENTS

Property:	Kv Forskaren 3, House 2	Lease Contract nr. 6711-101.1
1. SCOPE
This division of responsibilities covers responsibility for investment, including planning, negotiation, management, construction, installation, test operation, inspection, etc. up to completed outfitting.
The responsibility Charged to means that the respective party is responsible for all costs for a given expenditure.
The responsibility Execute means that the respective party is responsible for execution and management with the lessor’s installations in general.
Before an expenditure can be charged to the lessee that the lessor executes, the parties shall together agree on a budget for the expenditure. The lessee shall select a supplier for the expenditures that are done at the lessee’s expense. The lessor shall have oversight to not recommend a supplier.
The following abbreviations have been used:
P = Property Owner/ Lessor
L = Lessee

Expenditure/Product	Executes	Charged to	Notes
1. HOUSE
Façade signs/ property’s	P	P
Facade sign, lessee	L	L
Internal signage according to authority’s requirements	P	P
Other internal signage	L	L
Door closer/opener, magnetic installation	P	P
Safety lock in entrance	P	L
Reception desk	L	L
Semi conductor floor	P	P	Only in technical areas
Strike plate and lock box on doors	P	P
Lock system, cylinders, eventual motor lock	L	L
Cleaning room equipment, fixed	P	P
Cleaning equipment, moveable, wash and dry equipment	L	L
Sink in environmental room on grounds	P	P
Lease Contract 6711-101.1

Signature:	Appendix 6A	2(3)

Lessee:	Sony Ericsson Mobile	DIVISION OF RESPONSIBILITIES
	Communication AB	COVERING INVESTMENTS

Property:	Kv Forskaren 3, House 1	Lease Contract nr. 6710-101.1

Expenditure/Product	Executes	Charged to	Notes
Solar shade for climate protection	P	P	If necessary
Solar shade for dimming	P	P	Inner gardens in east, south, west
Hat racks and coat hooks	P	P	According to the house’s standard
Loose furnishings and equipment in the locale	L	L
Entrance mats, main stairway BV	P	P
Entrance mats on upper floors and indoors	L	L
Plants	L	L
Equipment and furnishings for the cafe	P	P	To an amount corresponding to 1.5 MSEK

Pantry	P	P

2. REFRIGERATOR
GSM Room	P	P	Cooling effect 5 kW
UPS Room	P	P	Cooling Effect 8 kW
Safety Room	P	P	Cooling Effect 2 kW
Cross connection room	P	P	Cooling Effect 5 kW
Video Conferencing room with associated equipment room	P	P	Cooling Effect 3 kW

3. ELECTRICITY AND TELEPHONE
Transmission poles	L	L

Lighting
Armatures, general lighting (300 lux)	P	P
Environmental lighting for plants and art	P	L
Dimmer in conference room	P	P
Workplace lighting	L	L

Telephone and Data Network	L	L
Telephone switches and apparatus	P	L	Also from conn. point to locale
Public telephone network, including stand and sockets	P	L	Also from conn. point to locale
Data Network	P	P
Conduit

Passage control	P	L
Electric lock installation in outer perimeter	P	L
Electric lock installation in inner perimeter	P	L
Passage control installation in outer perimeter	P	L
Passage control installation in inner perimeter	P	P
Electrical connections to passage control	P	P
Conduit

Port Telephone
Equipment	L	L
Conduit	P	P
Lease Contract 6711-101.1

Signature:	Appendix 6A	3(3)

Lessee:	Sony Ericsson Mobile	DIVISION OF RESPONSIBILITIES
	Communication AB	COVERING INVESTMENTS

Property:	Kv Forskaren 3, House 2	Lease Contract nr. 6710-101.1

Expenditure/Product	Executes	Charged to	Notes
Telephone, alarm installation
Evacuation Alarm according to authority’s requirements	P	P
Other fire alarm, beyond authority’s requirements	P	L
Burglar Alarm, perimeter alarm	L	L
Conduit	P	P

OTHER
AV Equipment	L	L
Conduit	P	P
TV monitoring	L	L
Conduit	P	P
Pressurized air	P	P	Duct installation in 2 main shafts
Central vacuum cleaner	P	P
Video Conference Room	P	L
Equipment in Server room including support functions for these	L	L	UPS, necessary power, technical equipment, etc.
Option Office room	P	L	Suborder according to Appendix 4
Cable TV	P	P
2. AGREEMENT ON CHANGED SCOPE
This division of responsibility list reports the divisions according to the original lease agreement. Changes in connection with continued planning shall be relayed in a contract according to the instructions in Appendix 6, Project management.
Lease Contract 6711-101.1

Signature:	Appendix 6B	1(1)

Lessee:	Sony Ericsson Mobile	DECISION SCHEDULE
Communication AB

Property:	Kv Forskaren 3, House 2	Lease Contract nr. 6711-101.1
1. GENERAL
Proposed and managed by the lessor with detailed planning.
Lease Contract 6710-101.1

Signature:	Appendix 6C	1	(7)

Lessee:	Sony Ericsson Mobile	BRIEF TECHNICAL DESCRIPTION
Communication AB

Property:	Kv Forskaren 3, House 1 and House 2	Lease Contract nr. 6710-101.1
Lease Contract nr. 6711-101.1
This brief technical description covers both house 1 and house 2, see appendix 4, where nothing else is given.
The following abbreviations have been used:
P = Property owner / lessor
L = Lessee
Building

General:	As reference locale regarding material, construction and quality, see Scylla 2, Malmo Division of open office areas/ individual office room shall be 100/ 0.
P is responsible and pays for architectural work for the locale’s plane before move-in, layout is in cooperation with L.

Conference Room:	See plan drawing Appendix 4

Floor:	Textile floor of type Kasthall Flatweave Alfa or similar.

Ceramic floor in WC, pantry and cleaning area. Linoleum, Forbo Marmoleum Real, 3139 in inventory, etc. Stone floor in stairway.

Walls:	All interior walls are built space. For this reason, the Lessee shall set up office spaces with moveable system walls. The office spaces shall be created with a modular measurement of 2.7 m. Sound class between offices is 35 dBA, while the office/conference and conference room/conversation room is 44 dBA. The walls will be made plaster and painted. The glass partitions in the wall around the conference room are in sound class 35 dBA, other glass partitions are not sound classed.

Concrete walls around the stairway and the neighboring house are all painted. The toilets are outfitted with tile.
Inside doors included in the glass partition system are made of wood as swinging doors or sliding doors. Doors to the conference room are made as thick sliding doors in wood. Thick sliding doors of wood on the cleaning room and the toilet, etc. Steel doors to the server room etc., are painted.
Lease Contract 6710-101.1

Signature:	Appendix 6C	2(7)

Lessee:	Sony Ericsson Mobile	BRIEF TECHNICAL DESCRIPTION
Communication AB

Property:	Kv Forskaren 3, House 1 and House 2	Lease Contract nr. 6710-101.1
Lease Contract nr. 6711-101.1

Entrance doors:	Entrance doors to the building are manufactured and glass partitions of steel.

Prepared for locking and access control with a card and card reader as well as a motor lock and an electrical motorlock/ strike plate.

Subroof:	Ceiling panels of type Akutes in a visible grid. The room height is 2.8 meters in the bottom floor and 2.70 meter on floor 2 — 4. Installation above the ceiling. Recessed lights and cooling baffles are installed in the ceiling.

Baseboard	Baseboard is made of wood and lacquered.

Hat Room;	Clothes hangers and wall mirrors.

Sanitation:

WC is equipped with a toilet stool and a washing sink in white porcelain, mirror, soap dispenser, waste basket, towel basket, holder for paper hand towels and toilet paper.
Pantry:
A large pantry unit for warming of sack lunches for the personnel is planned in the lower floor of house 2. Over and under cabinets in normal scope with factory painted cabinet frame. Kitchen furnishing of the type Myresjo kitchen. White painted surfaces. Countertops of laminate. Disk drainer of rust free stainless. Refrigerator with freezer, microwave oven, and dishwashing machine in the expected arrangement. Tile between countertops and upper cabinets. Electrical outlets for coffee maker equipped with a timer.
On the office floor there is a smaller coffee pantry per the plan. Over and under cabinets in normal scope with factory painted cabinet surfaces. Kitchen furnishing of the type Myresjo kitchen. White painted surfaces. Countertops of laminate. Sink of rust free stainless steel. A refrigerator/cooler with a freezer and a dishwashing machine.
Tile between the countertop and the upper cabinet Electrical outlets for coffee maker equipped with a timer.

Signature:	Appendix 6C	4(7)

Lessee:	Sony Ericsson Mobile	BRIEF TECHNICAL DESCRIPTION
Communication AB

Property:	Kv Forskaren 3, House 1 and House 2	Lease Contract nr. 6710-101.1
Lease Contract nr. 6711-101.1
Space for café in lower floor house 2
Space shall be used for preparation and sale of lunches and a café business. Kitchen portion will be designed as a preparation kitchen with the ability to keep warm food that has been prepared at another place.
P is responsible for planning to organize this space and to ensure that the appearance is in accordance with the standards of the house. WC/shower and personnel room is installed by P in accordance with the standards of the house.
L supplies and installs all equipment/furnishings as well as equipment in the environmental room, equipment receiving, dish room, preparation, serving and seating area. L is responsible that all requirements by authorities are fulfilled for the locale.
P will install general lighting in the locale according to the standards of the house. For the lessee specific electrical installations a separate fuse box will be installed in the locale so that L can connect their installations.
The locale has a total cooling capacity of max. 15 kW. If L’s installations cause the temperature limits in the contract to be exceeded, L is responsible to remedy this.
The ventilation is prepared with a separate exhaust from the locale, so that the lessee can connect their own special ventilation. Ductwork is installed.
Max 3 units floor drains corresponding to the planning and connected to grease traps are maintained by P. Other carrying of connection of water and sewer for furnishings, etc., should be done and paid for by L.
Water connection
Connection for cold water for coffee machines on each floor as well as for drinking water. Preparations to install a washing machine in the cleaning room.
Heating, cooling
The locale is warmed mainly by radiators and convection heating placed under and beside windows. Entrance and loading dock for goods may be equipped with air warmers if this is required.

Signature:	Appendix 6C	4(7)

Lessee:	Sony Ericsson Mobile	BRIEF TECHNICAL DESCRIPTION
Communication AB

Property:	Kv Forskaren 3, House 1 and House 2	Lease Contract nr. 6710-101.1
Lease Contract nr. 6711-101.1
The house is equipped with air conditioning.
Equipment for cooling for the locales is mainly through active cooling baffles mounted under the roof and/or cooled forced air diffusers in some cases.
The cooling system is projected for use with office space. There are 10 kW per floor, sufficient for extra cooling in, for example, the kitchen, safety room, etc.
Ventilation
Mechanical forced air via active cooling baffles, recessed in the subroof. Exhaust air from the hygienic space and in the inner zone via an exhaust fan, for example pantry, hat room, etc Individual room regulation in conference room and with zones in the large room. Forced air in the conference room is designed for 7 or more persons.

Air quality:	office room max 800 ppm, dim Conference room max 800 ppm, dim
Air speeds in the visiting zones shall be on average 0.2 m/s.
Air flow:
Office room ca. 1.5 l/s* m2 BRA
Conference room ca. 12 l/s* person
Corresponding to quality class AQ2 according to R1, HVAC Technical Association
Room air temperature indoors when heating is not used 22-25 °C
Room air temperature indoors when heating is used 20-23 °C.
Requirement is valid workdays, working times from 8:00 a.m. to 8:00 p.m. as well as with outdoor conditions at 27 degrees C/50% RH corresponding to quality class TQ2 according to HVAC Technical Association
With work outside of normal working times, the ventilation may be started for the respective floor and be in operation for a limited time.

Signature:	Appendix 6C	5(7)

Lessee:	Sony Ericsson Mobile	BRIEF TECHNICAL DESCRIPTION
Communication AB

Property:	Kv Forskaren 3, House 1 and House 2	Lease Contract nr. 6710-101.1
Lease Contract nr. 6711-101.1
Electricity
Installation is equipped with a monitored five lead system for main connections, electrical panels and apparatus cabinets.
All space is equipped with 1 piece 2 port wall outlet for cleaning / 10 m. Smaller spaces such as WC are accepted.
At each workplace there are three pieces 2 port wall outlets. Transfer point for P is in the connection box above the subroof.
Outlets with normal arrangement in the space for printer/fax/copier.
Within the office space all conduit is mainly under the subroof.
Outlet source/floor outlets only in the conference room/reception on the bottom floor in house 2. In the large conference room (14 persons) on the plan there is a common solution so that electrical power can come up under the table according to the project plan, for example bollards.
Lighting
Hanging fixtures over the work places are used in the project. Placement and installation is decided in common during planning, the reference fixture is the type Electroskandia Millie. In the corridor areas a recessed light is used, reference fixture is Electroskandia Tee L with frosted glass. Fixtures in the conference room can select recessed as above. Lighting in special room, kitchen, UPS room, etc., is determined during project planning.
P installs basic lighting of 300 lux.
The lighting is divided into zones that one can light/turn off separately. LED lighting is installed in certain corridor lighting which is always lit. In storage, cleaning, Bathroom and shower, WC, conference room and conversation room, there are presence controls. Automatic timers turn off lighting after a defined time, and they can be turned on again by pushing a button. Lighting in the main conference room in house 2 is operated by an AV panel. In the conference room there is the possibility to divide in zones and dim the lighting.

Signature:	Appendix 6C	6(7)

Lessee:	Sony Ericsson Mobile	BRIEF TECHNICAL DESCRIPTION
Communication AB

Property:	Kv Forskaren 3, House 1 and House 2	Lease Contract nr. 6710-101.1
Lease Contract nr. 6711-101.1
Data and telephone
A double outlet for data/telephone per workplace and in the conference room, conversation room and pause room as needed. Outlets in the normal scope in the room for printer/fax/copier.
P will arrange for the transfer point for incoming telephone in the cellar of each respective house.
Cross coupling room for Telephone/data
The space shall not be outfitted with sprinkler, have its own fire cell within the building, no smoke suppression, no ventilation.
UPS room
The space shall not have a separate fire suppression system and sealed batteries.
Server Room
Housed in the cellar in House 2, ca. 200 m2. Ceiling height of 4 meter. All installations in the server room are arranged and paid for by the lessee. The lessee should submit designed request no later than 01 Sept. 2008 for the cooling requirements for the server room as well as if there is a need for additional cooling for the Server room.
Safety and Protection
The buildings have an outer perimeter in protection class 2 according to SSF 200:3.
The glass class is P6B up to 6 m above the ground.
Safety Room
The space shall not have sprinklers, its own fire cell with respect to the building, no smoke suppression, no ventilation.

Signature:	Appendix 6C	7(7)

Lessee:	Sony Ericsson Mobile	BRIEF TECHNICAL DESCRIPTION
Communication AB

Property:	Kv Forskaren 3, House 1 and House 2	Lease Contract nr. 6710-101.1
Lease Contract nr. 6711-101.1
Evacuation Alarm
The project has a distributed evacuation alarm.
Fire
P is responsible for the property’s fire protection in accordance with the requirements of the authorities. L is responsible for fire safety within the leased locale.
Sprinkler
The building is equipped with a sprinkler system.
Forced Air
P installs a riser on each floor for forced air with two main shafts in each house. In the cellar the ductwork is extended to a designated place for the eventual installation of the compressor.
Central Vacuum Cleaner
To be installed
Other
Space with personal alarm, for example Bathroom with shower, should be equipped with a local personal alarm.
Mechanical lock in safety class 2.
An elevator in house 2 goes down to the cellar.